MetLife, Inc. Investor Day

December 16, 2003
Agenda

Time	Topic	Presenters

7:30 a.m. to 8:00 a.m.	Registration/Continental Breakfast

8:00 a.m. to 8:15 a.m.	Outline of Day	J. Kevin Helmintoller

8:15 a.m. to 8:30 a.m.	Strategic Overview	Robert H. Benmosche

8:30 a.m. to 9:15 a.m.	Financial Outlook and Capital Position	William J. Wheeler

9:15 a.m. to 10:15 a.m.	Investments
	Strategic Overview Portfolio Quality Gains/Losses - ALM	Leland C. Launer, Jr. Frank M. Donnantuono Timothy L. Schmidt

10:15 a.m. to 10:30 a.m.	Break

10:30 a.m. to 11:00 a.m.	International
	Strategic Update Financial Review	William J. Toppeta Charles E. Symington

11:00 a.m. to 11:45 a.m.	Auto & Home
	Strategic Update Financial Review Distribution Overview	Catherine A. Rein Michael C. Walsh John E. Rutecki

11:45 a.m. to 12:30 p.m.	Buffet Lunch and Break — No Presentations

12:30 p.m. to 12:45 p.m.	U.S. Insurance and Financial Services Businesses
	Progress/Initiative Update	C. Robert Henrikson

12:45 p.m. to 2:00 p.m.	Individual Business
	MetLife Career Agents New England Financial MetLife Independent Distribution Annuity Guarantees Financial Review	Edward T. Reynolds Eileen McDonnell Michael K. Farrell Hugh C. McHaffie Eric T. Steigerwalt

2:00 p.m. to 2:15 p.m.	Break

2:15 p.m. to 4:00 p.m.	Institutional Business
	Group Overview Group Life National Accounts GRO/SBC Retirement and Savings Financial Review	Nicholas D. Latrenta Anthony F. Trani Craig J. Guiffre Maria R. Morris Presley F. Surratt Stanley J. Talbi

4:00 p.m. to 4:15 p.m.	MetLife Bank	Shailendra Ghorpade

4:15 p.m. to 4:30 p.m.	Wrap-up & Summary of Goals	Robert H. Benmosche

4:30 p.m. to 5:00 p.m.	Open Question & Answer	All

Safe Harbor Statement These materials contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in the operations and financial results and the business and the products of MetLife, Inc. and its subsidiaries (collectively, the "Company"), as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those included in the forward-looking statements as a result of risks and uncertainties including, but not limited to the following: (i) changes in general economic conditions, including the performance of financial markets and interest rates; (ii) heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors; (iii) unanticipated changes in industry trends; (iv) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (v) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life; (vi) catastrophe losses; (vii) adverse results from litigation, arbitration or regulatory investigations; (viii) regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services; (ix) downgrades in the Company's or its affiliates' claims paying ability, financial strength or debt ratings; (x) changes in rating agency policies or practices; (xi) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xii) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xiii) the effects of business disruption or economic contraction due to terrorism or other hostilities; and (xiv) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the Securities and Exchange Commission, including its S-1 and S-3 registration statements. The Company specifically disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses, which can fluctuate significantly from period to period, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as net income, excluding certain after-tax net investment gains and losses, and the after-tax impact from the cumulative effect of accounting changes. Settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information - Cont'd. For the historical periods presented, reconciliations of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures are included in Appendix A to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income.

Strategic Overview

Agenda Vision Drivers Offerings 2003 Environment/Scorecard 2004 Outlook/Targets

Build financial freedom for everyone Corporate Vision

Demand Drivers Demographics Financial insecurity Retirement planning needs Volatile markets Impact of September 11th

What Do We Offer... Trusted, well-recognized brands Leading market positions Competitive products Diversified distribution Strong financial ratings To the Protection Products Marketplace?...

What Do We Offer... Strong earnings growth Diversified earnings stream Capital flexibility Improving operating return on equity Improving productivity To the Investors?...

2003 Operating Environment Dramatically Improved Credit Environment Improving Equity Market Performance Continuing Demand for Financial Protection Little Improvement in Interest Rates Weak Overall Economy Continued Rating Agency Industry Concerns

2003 Projected Scorecard Operating Earnings Target: $2,050 million to $2,150 million Projected: $2,060 million to $2,100 million Operating Earnings Per Share Target: $2.80 - $2.90; up 10% to 15% Projected $2.79 - $2.84 Operating Return on Equity Target: 12.5% to 13.0% Projected: 12.2% to 12.4%

2004 Outlook Slowly improving economy Rising interest rates Rising employment levels More stable growth in equity markets

2004 Targets Operating Earnings $2,275 million to $2,350 million Operating EPS $3.08 to $3.18 Operating ROE 12.2% to 12.6%

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Financial Overview

Agenda Top Line Growth Operating Margins Underwriting Investment Expense Operating Earnings & EPS Capital Management & Operating ROE

Premiums, Fees & Other Revenues 2000 2001 2002 3Q02YTD 3Q03YTD 19765 20575 22556 16446 17780 CAGR 6.8% Up 8.1% ($Millions) Excludes $32 million and $79 million for Conning in 2001 and 2000, respectively. Excludes $522 million for Nvest in 2000. Nvest and Conning were divested in 2000 and 2001 respectively.

Statutory Premiums & Deposits 2000 2001 2002 3Q02YTD 3Q03YTD 33440 35231 40156 29675 34331 CAGR 9.6% Up 15.7% ($Millions)

Premiums, Fees & Other Revenues Growth Rates by Segment 3Q02 YTD - 2000 - 2002 3Q03YTD CAGR % Change Institutional Group Life 7.1% 5.3% Retirement & Savings 5.2% 9.9% Non-Medical Health & Other 11.3% 14.6% Individual Traditional Life (1.6%) (2.7%) Variable & Universal Life 10.3% 10.2% Annuities (10.7%) 5.6% Auto & Home 3.3% 2.8% International 52.0% 32.3% Reinsurance 17.7% 21.6% Asset Management * 2.2% (19.7%) * The indicated CAGR excludes $32 million and $79 million for Conning in 2001 and 2000, respectively. Excludes $522 million for Nvest in 2000.

Assets Under Management Excludes $21.5 billion for Conning in 2000. 2000 2001 2002 3Q02 3Q03 General Account 183.7 194.3 217.7 212 245 Separate Account 70.3 62.7 59.7 56 70 Third Party 25.8 25 21.8 22.2 21.6 ($Billions) Up 16.0% CAGR 3.4%

Top Line Growth Statutory Premium & Deposit Historical Growth of 9.6% Increase in deposit products accelerating growth rate GAAP Premium & Fee Historical Growth of 6.8% Product mix/accounting shift slowing growth 2000-2002 bear equity market dampened growth 2004 projection assumes 5% increase in S&P 500 Continue GAAP growth rate of 7-8% over next several years

Underwriting Margins - Loss Ratios 2000 2001 2002 3Q02YTD 3Q03YTD Group Term Life* 94.1% 94.2% 93.6% 94.0% 92.2% Group Disability* 97.3% 102.1% 97.9% 98.1% 97.1% Individual Life* 85.2% 84.8% 83.8% 82.5% 88.9% A&H Combined Ratio 107.5% 106.0% 99.4% 100.5% 100.4% A&H Combined Ratio Excluding Catastrophes 102.4% 102.1% 97.4% 98.6% 97.6% * 2001 excludes impact of the September 11 tragedies. Including the September 11 tragedies, the loss ratios for Group Term Life, Group Disability and Individual Life are 97.9%, 115.7%, and 91.2%, respectively.

Underwriting Margins Mortality experience very steady - favorable experience over past two quarters Projected to return normal levels in 2004 Morbidity experience steady Auto & Home claims experience continuing to improve

2000 2001 2002 3Q03 R&S 0.0089 0.0147 0.0144 0.0127 Group Life 0.0115 0.0159 0.0189 0.0187 Annuities 0.0229 0.0217 0.022 0.0211 Avg. Yield on Total Invested Assets 0.0754 0.0756 0.072 0.0666 Investment Yields and Spreads

Minimum Crediting Rates *Policyholder account balances include all liabilities on which company has flexibility in crediting rates. Excludes A&H and non-med health reserves; GIC's, Immediate Annuities, Closeouts & Structured Settlements. Crediting At Minimum Crediting Above Minimum No Minimum East 0.14 0.8 0.06 Policyholder Account Balances* As of 9/30/03 Individual Life $60.6 Individual Annuities 28.1 Group Life 10.9 Retirement & Savings 5.2 International 3.4 Reinsurance 7.4 Total $115.6 6% 80% 14% ($Billions)

Investment Spreads Low interest rate environment has put pressure on investment spreads At current interest rates, we can maintain spreads in the near to mid-term because most policyholder liabilities are not at minimums Increase in rates may provide some opportunity for spread expansion 2004 projection assumes no material change in interest rates

Total Company Operating Expenses 2000 2001 2002 3Q03YTD 6777 6731 7151 5727 ($Millions) Operating expenses as presented exclude certain items. See Appendix A for a description of these items. CAGR 2.7%

Total Company Operating Expense Ratio Operating expense ratio is defined as expenses excluding certain items, divided by premiums, fees and other income. See Appendix A for a description of these items. 2000 2001 2002 3Q03YTD 0.343 0.327 0.317 0.322

Headcount Domestic Non-Sales Headcount 1999 2000 2001 2002 3Q02 3Q03 24970 26672 25162 23961 24137 23658 Down (1.9%) Excludes 341 for Conning in 2000. CAGR (5.2%)

Pension & Post-Retirement Benefit Costs Pension & PRB costs have increased approximately $316 million between 2000 and 2003 $700 million contribution to pension plan in 4Q 2003/1Q 2004 2004 projection assumes decrease of approximately $50 million due to improved asset performance and pension contributions 2000 2001 2002 2003E 2004P -28 49 162 288 233 ($Millions)

Expense Management Continue to manage down expenses while investing for growth Pension & post-retirement benefits costs expected to improve Technology investments improve productivity and reduce legacy systems costs Further improvement in expense margins - project 200 basis point improvement in expense ratio over the next three years

Life Insurance: 34% Traditional Life Variable/Universal Life Group Life Savings: 30% Annuities Retirement & Savings Other Diversified: 36% Non-Medical Health Auto & Home Reinsurance International Other 3rd Quarter Traditional Life 217 VL/UL 59 Group Life 251 Annuities 173 Retirement & Savings 306 Non-Medical Health 186 Auto & Home 114 Reinsurance 57 International 167 Other 33 Pie Chart represents percentage contribution to nine month 2003 operating earnings, excluding the Corporate & Other segment. Diversified Earnings

Operating Earnings 2000 2001 2002 3Q02YTD 3Q03YTD 1541 1677 1846 1376 1523 CAGR 9.5% Up 10.7% ($Millions) Operating Earnings as presented excludes certain items. See Appendix A for a description of these items.

Operating Earnings Per Share 1999 2000 2001 2002 3Q02YTD 3Q03YTD 1.66 1.96 2.19 2.53 1.88 2.09 CAGR 15.1% Up 11.2% Operating Earnings per share as presented excludes certain items. See Appendix A for a description of these items.

Operating Earnings Per Share - 2003 Operating Average Operating Earnings Shares EPS 1st Quarter $446 722.4 $0.62 2nd Quarter $525 731.3 $0.71 3rd Quarter $552 760.9 $0.73 4th Quarter (P) $537- $577 762.4 $0.71 - $0.76 Total (E) $2,060 - $2,100 738.9 $2.79 - $2.84 Operating Earnings as presented excludes certain items. See Appendix A for a description of these items. The sum of the quarterly operating earnings per share for the first three quarters of 2003, each of which is calculated using the quarterly average outstanding shares, is $2.09. Operating earnings per share for the nine months ended 9/30/03, which is calculated using the year-to-date average outstanding shares, is $2.09. The difference between the two calculations is primarily attributed to the issuance of 60 million shares in the second quarter of 2003 in connection with the settlement of the purchase contracts associated with the equity security units.

Operating Earnings Per Share 2003 Operating EPS Estimates - $2.79 - $2.84 (10% - 12% annual growth) 2004 Operating EPS Projection - $3.08 - $3.18 Increase in shares outstanding from equity security units is hampering Operating EPS growth rate in 2003 and 2004 3 year growth outlook: 10% - 15% Operating EPS growth per year

Operating Return On Equity 2000 2001 2002 3Q03YTD 0.105 0.113 0.124 0.122 3Q03YTD ROE is on an annualized basis. Operating Earnings as presented excludes certain items. See Appendix A for a description of these items.

Capital Management & Operating ROE Increased RBC ratio from 225 at year-end 2001 to an estimated 300 at year-end 2003 Conversion of equity security units added $1 billion to equity in second quarter Estimated 2004 Operating ROE between 12.2% - 12.6% (assumes $500 million share buyback) Longer term Operating ROE goal of 14% by year- end 2006

2003 2004 2005 2006 Earnings Per Share $3.08 - $3.18 10% - 15% 10% - 15% Stock Buyback $500 0 0 ROE 12.3% 12.2% - 12.6% 12.3% - 13.1% 12.3% - 13.5% RBC Ratio (MLIC) 300% 315% 340% 365% Debt to Total Capital 21.2% 20.2% 18.7% 17.3% Operating ROE Projection Without Capital Management

2003 2004 2005 2006 Earnings Per Share $3.08 - $3.18 10% - 15% 10% - 15% Stock Buyback $500 $750 $750 ROE 12.3% 12.2% - 12.6% 12.3% - 13.4% 12.7% - 14.1% RBC Ratio (MLIC) 300% 315% 325% 335% Debt to Total Capital 21.2% 20.2% 19.3% 18.3% Operating ROE Projection With Capital Management

Recent Acquisition & Divestiture Activity Date Acquisitions Pending TIAA-CREF LTC Business 10/03 John Hancock Group Life Business 06/02 Hidalgo (Mexico) 11/01 Seguros de Vida Santander (Chile) 09/01 Seguradora America Life Business (Brazil) 03/01 Serfin Annuity Business (Mexico) 06/00 BMA Group Division 01/00 General American Divestitures Pending MetLife Iberia (Spain) 08/03 MetLife Poland 04/01 Conning 10/00 Nvest

Cash Returned To Shareholders 2000 2001 2002 2003E Common Dividends $152 $145 $147 $170 Repurchase of Common Stock 613 1,321 471 97 Cash Returned to Shareholders $765 $1,466 $618 $267 Dividends Per Share 0.20 0.20 0.21 0.23 Repurchases Per Share 0.81 1.82 0.67 0.13 Total Cash Returned Per Share $1.01 $2.02 $0.88 $0.36

Summary Emerging from challenging 18 month period Top line growth remains strong Underwriting and Investment margins are steady - expense margin expected to improve Solid Operating EPS and Operating ROE improvement - supplemented by effective capital management

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Investments

Agenda Investment Portfolio Overview Portfolio Quality: Behind the Numbers Investment Yields and Capital Gains/Losses

U.S. Treasury/Agency $ 14.7 $ 200 Residential MBS 31.8 565 Commercial MBS 9.3 519 Asset-Backed Securities 11.0 379 Invest. Grade Credit 80.2 2,698 Below Invest. Grade Credit 12.8 1,970 Commercial Mortgages 22.5 968 Agricultural Mortgages 5.4 180 Real Estate Equity 9.0 635 Corporate Equity 4.1 672 Cash & Short Term 8.1 38 MV of Mgd. Asset Base $208.9 $8,824 Other Invested Assets 4.6 Real Estate Value Adj. (5.9) Policy Loans 8.7 Total Carrying Value $216.3 Asset Category Amount ($B) General Account Portfolio September 30, 2003 12% 5% 7% 15% 3% 7% 36% 42% 5% 8% 11% 13% 3% 4% 3% 5% 2% 3% 2% 4% Neutral Minimum/Maximum Range 9/30/03 Holding Target Ranges and Holdings 3% 5% 3 EC ($M)

U.S. Treasury/Agency $ 14.7 $ 200 Residential MBS 31.8 565 Commercial MBS 9.3 519 Asset-Backed Securities 11.0 379 Invest. Grade Credit 80.2 2,698 Below Invest. Grade Credit 12.8 1,970 Commercial Mortgages 22.5 968 Agricultural Mortgages 5.4 180 Real Estate Equity 9.0 635 Corporate Equity 4.1 672 Cash & Short Term 8.1 38 MV of Mgd. Asset Base $208.9 $8,824 Other Invested Assets 4.6 Real Estate Value Adj. (5.9) Policy Loans 8.7 Total Carrying Value $216.3 Asset Category Amount ($B) General Account Portfolio September 30, 2003 12% 5% 7% 15% 3% 7% 36% 42% 5% 8% 11% 13% 3% 4% 3% 5% 2% 3% 2% 4% Neutral Minimum/Maximum Range 9/30/03 Holding Target Ranges and Holdings 3% 5% 4 EC ($M)

Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 RMBS 23.3 23.4 27.8 28 30.3 33.2 31.8 RMBS as % of Managed Asset Base 0.143 0.139 0.154 0.151 0.157 0.16 0.152 Residential Mortgage-Backed Securities ($ Billions)

Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Realized Gains 1624 2052 1919 1961 2208 2014 2170 1690 1268 797 990 Gross Unrealized Losses - Fixed Maturities Gross Realized Losses ($ Millions) Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Realized Gains 395 378 354 444 621 583 719 687 357 188 195 Realized and Unrealized Capital Losses 2001 - 2003

Corporate Bond Portfolio 2001 - 2003 Observations Diversification Plus and Minus Investment Grade 70% of Credit Losses Structure Counts Private Debt and Equity Agility Difficult $200+ Billion Portfolio

Real Estate Investments 2001 - 2003 $27.9 Billion MV Commercial & Agricultural Mortgages 2001 - 2003 Mortgage Delinquency Rate: 0.16% $9.0 Billion MV Equity Real Estate 2001 - 2003 Equity NII Return (on BV): 10.8% MetLife's Competitive Advantage

Real Estate Investments Notable Recent Transactions 11 Madison Avenue One California Plaza Sears Tower

2004 Maintain Current Risk Profile Less Interest Rate Risk More Credit and Real Estate Increase Private Asset Origination

Portfolio Quality

Amount ($B) Percent Asset Category Portfolio Allocation September 30, 2003 75% U.S. Treasury/Agency $ 14.7 7.0% Residential MBS 31.8 15.2% Commercial MBS 9.3 4.5% Asset-Backed Securities 11.0 5.2% Investment Grade Credit 80.2 38.4% Below Investment Grade Credit 12.8 6.1% Commercial Mortgages 22.5 10.8% Agricultural Mortgages 5.4 2.6% Real Estate Equity 9.0 4.3% Corporate Equity 4.1 2.0% Cash & Short Term 8.1 3.9% MV of Mgd. Asset Base $208.9 100.0% Other Invested Assets 4.6 Real Estate Value Adj. (5.9) Policy Loans 8.7 Total Carrying Value $216.3

Investment Grade Credit Portfolio Composition $80.2 Billion $54.2 $7.3 $3.2 $1.3 Public Corporates Private Placements Int'l Subs & RGA Municipals Other $14.2

Weighted Average Rating A3 A3 Number of Issuers 904 675 Foreign % 30.4% 25.4% Highest Single Exposure 0.8% 2.9% Top 10 Exposures 6.9% 19.2% Investment Grade Credit MetLife Lehman Index $68.4 Billion

NAIC 3 62% 40% NAIC 4 29% 45% NAIC 5 & 6 9% 15% Below Investment Grade Credit Ratings Distribution $12.8 Billion MetLife Lehman Index

Below Investment Grade Credit Structural Seniority $12.8 Billion Senior Secured 30% 4% Senior 59% 75% Subordinated 11% 21% Lehman Index MetLife

High Yield Emerging Markets Bank Loans Private Placements Project Finance Other East 40.3 19 18 16 4.9 1.4 40% Below Investment Grade Credit Portfolio Composition 16% 19% 2% 5% 18% $12.8 Billion

Collateralized Mortgage Obligations 53% 0% Pass Throughs: 30-Year 21% 68% 15-Year 16% 26% ARMs 7% 0% Other 3% 6% Total Pass-Throughs 47% 100% Total 100% 100% MetLife Lehman Index Residential Mortgage-Backed Securities Portfolio Composition $31.8 Billion 99% Rated AAA

Cash Flow Matching Enhanced Prepayment Protection Reduced Average Life Variability Residential Mortgage-Backed Securities Structural Advantages $31.8 Billion

LTV < 65% LTV = 65-80% LTV > 80% East 52 43 5 Real Estate Commercial Mortgages Portfolio Quality 52% 5% 43% $22.5 Billion First Mortgages Comprise 99% of Portfolio

Office 45% 37% Retail 24% 23% Apartment 15% 16% Industrial 10% 16% Hotel 5% 4% Other 1% 4% Total 100% 100% MetLife ACLI Index Real Estate Commercial Mortgages Portfolio Composition $22.5 Billion

Real Estate Commercial Mortgages Target Markets: Top 20 = 66% of Portfolio Focus: Multi-Tenant Buildings = 96% Cross Collateralized Loans = 20% $22.5 Billion

Real Estate Equity Pro Forma MV for 4Q Sales = $8.1 Billion Pro Forma Unrealized Gain = $3.4 Billion 92% Wholly Owned, 8% Joint Venture $9.0 Billion

Real Estate Equity Portfolio Quality 70% Future Rental Stream from A2 Rated Tenants Triple Net Leases 35% on Same Basis Minimal Rollover Exposure: 2004 7% 2005 12% 2006 8% $9.0 Billion % Rollover

Real Estate Equity Portfolio Quality Occupancy Rates: Office 89% 83% 59% Apartment 96% 93% 21% Retail 98% 93% 10% Hotel 66% 68% 4% Also Exceed Market in 8 of Our Top 10 MSAs MetLife Market % of Portfolio $9.0 Billion

Summary Expertise in Many Asset Classes Active Asset Management and Underwriting Underlying Structural Protections

Gains / Losses - ALM

Agenda Investment Yields Capital Gains and Losses Asset / Liability Management

Investment Yields Portfolio Yield Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 QFS Yield 0.0689 0.0751 0.0694 0.0734 0.0723 0.0752 0.076 0.0788 0.0757 0.0754 0.0754 0.0753 0.0718 0.073 0.0713 0.0725 0.0689 0.0662 0.0647 1999 2000 2001 2002 2003 Portfolio Yield

Market Rates New Business Sales Portfolio Roll Off Trading Investment Yields Drivers of Investment Yields

Investment Yields Portfolio Yield vs. Market Rates Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 QFS Yield 0.0689 0.0751 0.0694 0.0734 0.0723 0.0752 0.076 0.0788 0.0757 0.0754 0.0754 0.0753 0.0718 0.073 0.0713 0.0725 0.0689 0.0662 0.0647 5 Yr Treasury Yield 0.0514 0.0581 0.058 0.0619 0.065 0.063 0.0593 0.0517 0.0464 0.0481 0.0412 0.0439 0.0474 0.0419 0.0294 0.0303 0.0278 0.0227 0.0318 10 Yr Treasury Yield 0.0524 0.0578 0.0588 0.0644 0.06 0.0603 0.058 0.0511 0.0492 0.0541 0.0459 0.0505 0.0539 0.048 0.0359 0.0381 0.038 0.0351 0.0394 Portfolio Yield 5 Year Treasury Yield 10 Year Treasury Yield 1999 2000 2001 2002 2003

Market Rates New Business Sales Portfolio Roll Off Trading Investment Yields Drivers of Investment Yields

Rates Stay Level Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 QFS Yield 0.0689 0.0751 0.0694 0.0734 0.0723 0.0752 0.076 0.0788 0.0757 0.0754 0.0754 0.0753 0.0718 0.073 0.0713 0.0725 0.0689 0.0662 0.0647 Yld - Rates Rise Yld - Rates Level 0.0647 0.0637 0.0633 0.063 0.062 0.0612 0.061 0.061 0.061 0.061 Yld - Rates Drop 10 Yr Treasury Yield 0.0524 0.0578 0.0588 0.0644 0.06 0.0603 0.058 0.0511 0.0492 0.0541 0.0459 0.0505 0.0539 0.048 0.0359 0.0381 0.038 0.0351 0.0394 Tsy - Rates Rise Tsy - Rates Level 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 Tsy - Rates Drop Investment Yields Scenario Analysis Portfolio Yield 10 Year Treasury Yield Historical Potential 1999 2000 2001 2002 2003 2004 2005

Rates Rise Rates Stay Level Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 QFS Yield 0.0689 0.0751 0.0694 0.0734 0.0723 0.0752 0.076 0.0788 0.0757 0.0754 0.0754 0.0753 0.0718 0.073 0.0713 0.0725 0.0689 0.0662 0.0647 Yld - Rates Rise 0.0647 0.0637 0.0644 0.0649 0.0645 0.064 0.0639 0.0643 0.0651 0.0657 Yld - Rates Level 0.0647 0.0637 0.0633 0.063 0.062 0.0612 0.061 0.061 0.061 0.061 Yld - Rates Drop 10 Yr Treasury Yield 0.0524 0.0578 0.0588 0.0644 0.06 0.0603 0.058 0.0511 0.0492 0.0541 0.0459 0.0505 0.0539 0.048 0.0359 0.0381 0.038 0.0351 0.0394 Tsy - Rates Rise 0.0394 0.042 0.0435 0.045 0.047 0.049 0.0515 0.0535 0.0555 0.057 Tsy - Rates Level 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 0.0394 Tsy - Rates Drop Investment Yields Scenario Analysis Portfolio Yield 10 Year Treasury Yield Historical Potential 1999 2000 2001 2002 2003 2004 2005

Several Factors Drive Investment Yields Expect Yields to Stabilize or Decline Slightly Only Part of the Earnings Equation Investment Yields Key Messages

Agenda Investment Yields Capital Gains and Losses Asset / Liability Management

Gains Losses Economic Capital Gains and Losses Sources Market-Driven

Sources: Interest Rates Decline Overall Spread Tightening Sources: Interest Rates Rise Overall Spread Widening Gains Losses Economic Capital Gains and Losses Sources Market-Driven

Sources: Real Estate Equity Corporate Equity Specific Credit Improvement Sources: Real Estate Equity Corporate Equity Specific Credit Deterioration Sources: Interest Rates Decline Overall Spread Tightening Sources: Interest Rates Rise Overall Spread Widening Gains Losses Economic Capital Gains and Losses Sources Market-Driven

Economic Value ALM Factors Income / Margins Book Equity Capital Taxes Capital Gains and Losses Realization of Gains/Losses: Key Considerations

Gains Losses Economic Capital Gains and Losses Impact Market-Driven Impact On: Income/Margins Book Equity o Statutory Capital o Taxes Impact On: Income/Margins + Book Equity o Statutory Capital o Taxes + Impact On: Income/Margins + Book Equity + / o Statutory Capital + Taxes Impact On: Income/Margins Book Equity / o Statutory Capital Taxes + Positive: + Neutral: o Negative:

Gains Losses Economic Capital Gains and Losses Impact Market-Driven Impact On: Income/Margins Book Equity o Statutory Capital o Taxes Impact On: Income/Margins + Book Equity o Statutory Capital o Taxes + Impact On: Income/Margins + Book Equity + / o Statutory Capital + Taxes Impact On: Income/Margins Book Equity / o Statutory Capital Taxes + Positive: + Neutral: o Negative:

Gains Losses Economic Capital Gains and Losses Impact Market-Driven Impact On: Income/Margins Book Equity o Statutory Capital o Taxes Impact On: Income/Margins + Book Equity o Statutory Capital o Taxes + Impact On: Income/Margins + Book Equity + / o Statutory Capital + Taxes Impact On: Income/Margins Book Equity / o Statutory Capital Taxes + Positive: + Neutral: o Negative:

2001 2002 2003 YTD Economic 1526 2563 646 Market-Driven 45 47 94 $1,571 $2,610 ($ Millions) Capital Gains and Losses Losses: Economic vs. Market-Driven $1,526 $2,563 $45 $47 $740 $646 $94

Not All Capital Gains and Losses Are "Created Equal" Decision to Realize Losses is Based on Many Factors Expect Lower Economic Losses and Potentially Higher Market-Driven Losses Capital Gains and Losses Key Messages

Agenda Investment Yields Capital Gains and Losses Asset / Liability Management

Comprehensive Asset/Liability Management Process (GAPM) Investment Yields and Capital Gain/Loss Management Fully Integrated into ALM Process High Degree of Communication/Coordination Focused on Maximizing Economic Value and Producing Stable Margins Asset / Liability Management

Q1 Q3 Q1 Q3 Q1 Q3 Gross Realized Losses Wtd Segment Yld 0.0777 0.077 0.0763 0.0761 0.0728 0.073 0.0709 0.072 0.0682 0.0674 0.066 ($ Millions) Asset / Liability Management Interest Margins 2001 2002 2003 Weighted Segment Yield (Right Axis)

Q1 Q3 Q1 Q3 Q1 Q3 Gross Realized Losses 395 378 354 444 621 583 719 687 357 189 195 Wtd Segment Yld 0.0777 0.077 0.0763 0.0761 0.0728 0.073 0.0709 0.072 0.0682 0.0674 0.066 ($ Millions) Asset / Liability Management Interest Margins 2001 2002 2003 Weighted Segment Yield (Right Axis) Gross Realized Losses (Left Axis)

Q1 Q3 Q1 Q3 Q1 Q3 Gross Realized Losses 395 378 354 444 621 583 719 687 357 189 195 Wtd Segment Yld 0.0777 0.077 0.0763 0.0761 0.0728 0.073 0.0709 0.072 0.0682 0.0674 0.066 Mar '01 Jun '01 Sep '01 Dec '01 Mar '02 Jun '02 Sep '02 Dec '02 Mar '03 Jun '03 Sep '03 QFS Spread 0.0166 0.0171 0.0174 0.0177 0.0169 0.0182 0.0172 0.0182 0.0166 0.0168 0.0166 Weighted Segment Yield (Right Axis) Gross Realized Losses (Left Axis) ($ Millions) Asset / Liability Management Interest Margins 2001 2002 2003 Weighted Segment Spread (Right Axis)

Closing Messages Portfolio Yields Will Likely Stabilize or Decline Slightly Economic (Credit) Losses Should Be Lower Market-Driven Losses May Increase ALM Process is Integrated and Comprehensive Our Primary Focus is On Margins

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International

Agenda Strategy Drivers New Operations Update Challenges Investing in Our Future Financial Review

Strategy Overview Significant Emerging Markets Global MetLife Brand Institutional and Pensions Business Common Business Processes / Platforms Multiple / Professional Distribution Seed, Feed and Weed

Driver #1 -- Mexico #1 Life Insurer in Mexico High Retention of Business Building MetLife Brand Strong Profitability - 2004P: $95-105 million Integration Complete / 24% Reduction in Expenses

MetLife Mexico - Sales by Product *Short-Term Endowments * 2002: $426 Million (4,118 Million Pesos) Individual Institutional Life Maj Med PP&IP Dic '02 0.42 0.15 0.09 0.34 Individual Institutional Life Maj Med Pensions STE Annuities Dic '02 0.35 0.11 0.13 0.22 0.11 0.08 2003E: $323 Million (3,470 Million Pesos) Individual 43% Pensions 33% Maj Med 9% Institutional Life 15% Individual 35% Pensions 22% Maj Med 13% Institutional Life 11% STE* 11% Soc. Sec. Ann. 8%

MetLife Mexico - Sales by Product (Comparable) *Excludes Short-Term Endowments and Social Security Annuities * 2002: $343 Million* (3,314 Million Pesos) Individual Institutional Life Maj Med PP&IP Dic '02 0.42 0.15 0.09 0.34 Individual Institutional Life Maj Med PP&IP Dic '02 0.44 0.13 0.16 0.27 2003E: $323 Million (3,470 Million Pesos) Individual 43% Pensions 33% Maj Med 9% Institutional Life 15% Individual 44% Pensions 27% Maj Med 16% Institutional Life 13%

Driver #2 -- South Korea Strong Sales Growth #10 in Market Share by Sales Building Agency Force Diversifying Distribution Strong Profitability - 2004P: $25-30 Million

MetLife Korea - Sales by Product Dread Disease Annuities Life VUL Dic '02 0.12 0.13 0.45 0.3 2002: $165 Million (207 Billion Won) 2003E: $216 Million (257 Billion Won) Critical Illness 13% Deferred Annuities 19% Trad. Life 68% Critical Illness 12% Deferred Annuities 13% Trad. Life 45% VUL 30% Dread Disease Annuities Life Dic '02 0.13 0.19 0.68

Driver #3 -- Chile #1 in Annuity Market Share #3 in Combined Life and Annuity Share Institutional Sales Up 26% Building MetLife Brand Building New Agency Force Strong Profitability - 2004P: $15-20 Million

MetLife Chile - Sales by Product Inst. & Other Annuities VUL & UL 2002 0.029 0.941 0.03 2002: $115 Million (CH$ 79,283 Million) Institutional & Other Annuities VUL & UL 2002 0.03 0.93 0.04 2003E: $177 Million (CH$ 123,658 Million) Immediate Annuities 93% UL/VUL 4% Inst. & Other 3% Immediate Annuities 94% UL/VUL 3% Inst. & Other 3%

India Update Strong Sales Growth Bancassurance Agency force Rapid Agency Force Growth Start-up of Institutional Business

China Update Joint Venture Agreement Signed with Capital Airports Holding Company Senior Management Team on Board Infrastructure and Products in Preparation China Insurance Regulatory Commission Application Filed -- Inspection/Approval Pending Agency Distribution Planned First Sales - 1Q'04

Challenges Mexico High Volume of Institutional Quotes Competition Taiwan Continuing Difficult Economic Conditions Agency Restructuring / Reduced Sales Argentina Uncertainty Continues Further Rationalization

Investing in Our Future Start-ups Growth Initiatives Business Process Reengineering East 12 7 26 2004P: $45 Million $12 Million $7 Million $26 Million Business Process Reengineering Start-ups Other Growth Initiatives

International Key Metrics Operating Revenues September 2002 YTD: $1,391 million September 2003 YTD: $1,848 million Operating Earnings September 2002 YTD: $38 million September 2003 YTD: $167 million September 2003 YTD: $105 million* * Excludes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

International Operating Earnings 2002 2003 Normalized 2003E 2004P Actual 69 142 0 Est. 0 130 41 152 $69 $175-$190 $140-$160 $120-$140 * Excludes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology. ($Millions) Estimated *

International's Goals 2004-2006 Grow Operating Revenues 15 - 20% Annually Grow Operating Earnings 20 - 30% Annually Attain Leadership (Top 5 by Market Share of New Sales) in 3 to 5 Countries Contribute 8-10% of MetLife's Operating Revenues and Earnings 30 million Customers by 2010

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MetLife Auto & Home

2003 Highlights Higher Earnings Higher Premium Lower Volatility Stabilized Customer Retention

Summary of Operating Earnings Operating Earnings Growth 7-9% 11-13% Combined Ratio 99.5% 98.5% Operating ROE 15% 18% Premium Growth 3% 4% 2003E 2004P

Return to Average Catastrophe Losses Increased Rates Lower Expense Ratio Lower NY Assigned Risk Cost Reduced Investment Income Higher Operating Earnings 2002 Operating Earnings $152M 2003E Operating Earnings $160 - $170M Combined Ratio 99.5% Operating ROE 15.3%* ($ millions, economic capital basis) * Midpoint

Higher Premium Average Earned Premium 500 600 700 800 900 2001 2002 2003E +11% +5% +11% ($Millions)

2003E 2002 Exposure Mgmt. Savings Reinsurance Recovery Lower Volatility - Catastrophe Losses $77M $25M $20M $122M $55M

Stabilized Customer Retention 88.9% 86.5% 86.4% 86.4% 86.5% 86.6% 80% 82% 84% 86% 88% 90% YEAR END 2001 YEAR END 2002 1Q '03 2Q'03 3Q'03 Oct '03

Lowest < Profitability Segments > Highest Stabilized Customer Retention 78% 82% 86% 90% 72% 74% 76% 78% 80% 82% 84% 86% 88% 90% 92% 86.6%

Veryprofitablegrowth

Veryprofitablegrowth $180- 190M 98%

2003 Estimate $160 - $170M Lower Non-Cat Loss Ratio Return to Average Cat Losses Lower Expense Ratio 2004 Projection $180 - $190M 2004P Operating Earnings Pricing Frequency Severity

Lower Non-Cat Loss Ratio 12% 26% 9% 18% Pricing 0% 5% 10% 15% 20% 25% 30% 2002 2003E 2004P Auto Home 12% 26% 9% 18%

Lower Non-Cat Loss Ratio Pricing +11% +11% +7% +5% Average Earned Premium 500 600 700 800 900 2001 2002 2003E 2004P +11% +11% +7% +5% ($Millions)

Lower Non-Cat Loss Ratio Frequency Auto 23.00 24.00 25.00 26.00 27.00 2001 2002 2003E 2004P

Lower Non-Cat Loss Ratio Homeowners 5.00 6.00 7.00 8.00 9.00 10.00 11.00 2001 2002 2003E 2004P Frequency

Lower Non-Cat Loss Ratio 0 1000 2000 3000 4000 5000 6000 2001 2002 2003E 2004P Home Auto Severity

Lower Non-Cat Loss Ratio 2003E Non-Cat Loss Ratio 59.3% 1st Quarter Reserve Strengthening (1.6) Frequency (+2.9%) 1.7 Severity (+4.9%) 2.9 Average Premium (+7.2%) (4.2) 2004P Non-Cat Loss Ratio 58.1% Earnings Improvement $20 - $25M Summary

2003 Estimate $160 - $170M Lower Non-Cat Loss Ratio $20 - $25M Return to Average Cat Losses Lower Expense Ratio 2004 Projection $180 - $190M 2004P Operating Earnings Pricing Frequency Severity

2003 Estimate $160 - $170M Lower Non-Cat Loss Ratio $20 - $25M Return to Average Cat Losses ($9) - ($13M) Lower Expense Ratio 2004 Projection $180 - $190M 2004P Operating Earnings Pricing Frequency Severity

38.5 38.2 37.6 37.2 2004P Earnings Improvement = $6 - $10M 10.4 26.8 Lower Expense Ratio 2004P Operating Earnings 34% 36% 38% 40% 2001 2002 2003E 2004P Claims Other 38.5 38.2 37.6 37.2 10.4 26.8

2003 Estimate $160 - $170M Lower Non-Cat Loss Ratio $20 - $25M Return to Average Cat Losses ($9) - ($13M) Lower Expense Ratio $6 - $10 2004 Projection $180 - $190M 2004P Operating Earnings Pricing Frequency Severity

2004P Operating Earnings Summary 125 150 175 200 2002 2003E 2004P $152M $160-170M $180-190M

Summary of Operating Earnings Operating Earnings Growth 7-9% 11-13% Combined Ratio 99.5% 98.5% Operating ROE 15% 18% Premium Growth 3% 4% 2003E 2004P

Veryprofitablegrowth Even more in '04 $180- 190M 98% 87% 570k

Growth Drivers Brand Strength Multiple Distribution Channels Product Advantage Pricing Enhancements / Tiering

Growth Drivers ...."a company people know and trust" Brand Strength

Growth Drivers Group Independent Agent Career Agency Direct Response Internet ...."Let customers buy the way they want" Multiple Distribution Channels

Career Agents Group Indep Agents Direct Response East 0.18 0.4 0.3 0.12 Growth Drivers New Sales by Distribution Source Independent Agents Direct Response Career Agency Group * Represents 2003E

Growth Drivers #1 Workplace Provider $940 Million Premium 1,600+ Corporate Accounts Payroll Deduction Group * Represents 2003E

Growth Drivers $1.2 Billion Premium 4,100 Agencies 20,000 Licensed Representatives Other Metlife Products Independent Agents * Represents 2003E

Growth Drivers $640 Million Premium 1,400 Producers Leveraging MetLife Customer Base Career Agency * Represents 2003E

Growth Drivers $60 Million Premium 15 Million Mailings Target Markets & Advertising Benefits Direct Response * Represents 2003E

Growth Drivers Auto Deductible Waiver if Claim Free New Car Replacement Coverage Unique Discounts Home Dwelling Replacement Coverage Product Advantages

Growth Drivers Tiering Rate & Risk Matching Broader Risk Spectrum Growth Catalyst Status of Rollout 70% of our Retail Business Pricing Enhancements

Growth Drivers Retail Tiering 46% 74% Home 17 states Auto 17 states * As of October 31, 2003 % Increase in Sales 1000 2000 3000 4000 5000 Avg Monthly Sales Pre-tiering Post-tiering 46% 74%

Forward Momentum 2004+ Accelerating Sales Top Line Growth Combined Ratio Under 99% 15%+ Operating ROE Sustained 10% to 15% Operating Earnings Growth

Veryprofitablegrowth

U.S. Insurance & Financial Services Businesses

Agenda U.S. Insurance & Financial Services Businesses Where We've Been / Where We're Going Summary

Life Insurance: 34% Traditional Life Variable/Universal Life Group Life Savings: 30% Annuities Retirement & Savings Other Diversified: 12% Non-Medical Health 3rd Quarter Traditional Life 217 VL/UL 59 Group Life 251 Annuities 173 Retirement & Savings 306 Non-Medical Health 186 Auto & Home 114 Reinsurance 57 International 167 Other 33 Pie Chart represents percentage contribution to nine month 2003 operating earnings, excluding the Corporate & Other segment. U.S. Insurance and Financial Services Businesses Represents 76% of Met Earnings

Institutional Business Individual Business Number of Companies Served = 45,000 Covered Lives = 37 Million Number of Products = 31 Associates = 6,347 Number of Households Served = 10.3M Number of Products = 23 Associates = 14,573 U.S. Insurance and Financial Services Businesses Facts - September 2003 YTD

To Be Recognized By customers as the leader in the industry By agents as the top provider of excellent solution-based products, with outstanding service and ease of doing business By employees as being the premier company to work for and advance your career By stockholders as a clear winner in the marketplace U.S. Insurance and Financial Services Businesses Long Term Goals

Individual & Institutional Business: Common Leadership Leverages an open and horizontal view under common leadership across the businesses to facilitate better decision-making around Sales and distribution opportunities Use of capital Best practice / best talent utilization eCommerce/IT Market opportunities

Leveraging Initiatives Sales and Revenue Eliminate vertically-integrated insurance companies Move products and sales across channels Maximize Independent Distribution Product Development and Management Expedite product ideas Design; testing;channel choices; profit diversity Collaborate on new products (i.e. MetLife Bank, Critical Illness) Technology Common architecture and applications Leverage the power of eBusiness across channels

Leveraging Initiatives Stimulate Market Opportunities Create COLI, BOLI, HNW center of excellence Create cross-buy opportunities Integrate recruiting, training and advanced market support Focus and strengthen wholesalers Maximize Efficiencies Merge agencies Maximize vendor relations Consolidate facilities Utilize best in class processes Implement agency profitability models

Institutional Business Where We've Been / Where We're Going

MET AET CI UNM PRU HIG JHF Life 5.3 1 1.4 1.2 2.5 1.1 0.48 Dental 2.4 3.5 2.3 0 0 0 0 Disability 1.2 0.6 0.8 2.4 0.4 0.8 0 LTC 0.2 0 0 0.1 0 0 0.1 Auto & Home 0.6 0 0 0 0 0.2 0 We Stood Alone in 2000 U.S. Group Non-Medical Insurance 1999 Inforce Premiums & Equivalents Source: Life (AM Best), Disability (LIMRA), Dental (IBIS), LTC (IBIS), Auto & Home (IBIS) ($ Billions)

Today - We Stand More Alone... MetLife CIGNA Unum Prudential Aetna Hartford Principal Hancock Life 6.67 1.28 1.48 3.6 1 1.54 0.226 0 Dental 4.033 3.083 0 0 2.397 0 0.461 0 Disability 1.695 0.62 2.825 0.603 0.554 1.186 0.125 0 LTC 0.294 0 0.1118 0.021 0.07 0 0 0.1735 Auto & Home 0.825 0 0 0.0054 0 0 0 0 ($ Billions) Source: Life (AM Best), Disability (LIMRA), Dental (IBIS), LTC (IBIS), Auto & Home (IBIS); MetLife Group Life includes Hancock's block U.S. Group Non-Medical Insurance 2002 Inforce Premiums & Equivalents

Investable Ideas - Institutional Diverse and linked products Varied sources of revenues and earnings Multiple earnings drivers Unparalleled distribution Unparalleled customer base Flight to quality and safety

Investable Ideas - Institutional Grow top line faster than industry Grow bottom line faster than top line Maintain high Operating ROE

M & A Activity Institutional Out there everyday Always business driven Disciplined buyer Recent M&A activities: $500 Million in revenues $1 Billion in assets

Common Platform Technology Investments Financial HR & Legal R Marketing Products Pricing National Accounts GRO SBC Institutional Business R&S

MetLife 03

Management Team Institutional

C. Robert Henrikson
President
U.S. Insurance & Financial Services Businesses / MetLife Bank

Institutional Business

- **Jim Gemus** – Service Organization
- **Craig Guiffre** – National Accounts
- **Beth Hirschhorn** – Marketing
- **Nick Latrenta** – Product Development & Mgmt. / MAXIS
  - **Tony Trani** – Life Products Mgmt
- **Maria Morris** – SBC/GRO
- **Presley Surratt** – Retirement & Savings

MetLife Bank

- **Shailendra Ghorpade** – MetLife Bank

Individual Business Where We've Been / Where We're Going

Common Platform Technology Investments Financial HR & Legal R Marketing Products Pricing Distribution Other Stuff Individual Business - 2000

Common Platform Technology Investments Financial HR & Legal Marketing Pricing Product Design R Agency / Business Management Tools Individual Business - 2003

Individual Business Stands Alone Benchmarks Rank Sales Reps/Agents #1 Life Insurance In-Force #1 Life Insurance Sales #5 Variable Life Insurance Sales #2 Variable Annuity Sales #4 Source: Life Insurance In-Force according to AM Best as of year-end 2002; Sales rankings according to LIMRA as of 9/30/03 YTD, sales reps/agents, AM Best year-end 2001

Individual Business Leverage Common Organization with Horizontal View Design Pricing Easy cross-buy Sales support Wholesaling Specific Objectives Sharpen market focus Sales force management efficiencies Training enhancements Recruiting & retention strategies

Financial Freedom for Everyone Low Market Middle Market Affluent Market & Small Business Wealthy Independent Channels MetLife Financial Services NEF

MetLife Meets Market Need: Revenue Cost Control Changing Demographics Product Sold Not Bought Underinsured Need for Advice Increase Profit $ Broad Distribution / Channel Choice Common Platform / Scale Career GA Independent Non- Traditional Manage Price/Product MetLife's Unique Market Position Drives Growth and Profitability

Investable Ideas - Individual Broad, three-pronged distribution strategy Growing need for our products Leveraging brand and distribution strength Scale & common platform Improving Operating Return on Equity

MetLife 03

Management Team Individual

C. Robert Henrikson
President
U.S. Insurance & Financial Services Businesses / MetLife Bank

Individual Business

- **Ed Reynolds** — MetLife Financial Services
- **Mike Farrell** — MLI, MLR, GenAmerica Financial & B/D Sales
- **Eileen McDonnell** — New England Financial
- **Hugh McHaffie** — IB Product Mgmt & Development

Summary U.S. Insurance and Financial Services Businesses

Common Platform Technology Investments Financial HR & Legal R Marketing Products Pricing INDIVIDUAL INSTITUTIONAL Marketing Products Pricing Products and Distribution National Accounts GRO SBC MetLife Bank R&S U.S. Insurance & Financial Services 2003

It's All About Growth! White Space is huge! Opportunities are clear Breadth and strength of products Unparalleled sales channels - Individual & Institutional MetLife brand - stronger than ever

Our Main Points Strong leadership team leveraging across the Business MetLife Bank is an integral part of Institutional and Individual Business' product set Institutional is a 20% Operating ROE Business Individual Business story is about growth: market opportunity 3 distinct distribution channels common platform and scale = Unique Market position to grow the Bottom Line

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MetLife Financial Services

MetLife Financial Services Snapshot MetLife's Career Agency Field Force 5,350 career agents by end 2003 129 agencies It's a Face-to-Face business Compensation - straight commission 91% is Proprietary business

MetLife Financial Services Product Mix

MetLife Financial Services Action Plans Agent population - Year End 2003E is 5,350 Trim low producers Close or consolidate less profitable agencies Realign recruiting and training Agent population - Year End 2004P is 5,600 Limit who can recruit and who can train Grow our agent population more selectively Focus on increased productivity

MetLife Financial Services 2001 2002 2003E 2004P Agents 6037 5846 5350 5600 Prod. 32600 31400 33472 36120 Agents vs. Per Rep Productivity

MetLife Financial Services 2001 2002 2003E 2004P FYC vs. Agents

MetLife Financial Services Leverage Existing Client Base 10M Individual Clients, 3.9 Institutional Clients Total Leads Generated 3.73M Sales $137.3M Protection Premium, $1.5 B Annuities 45% of policies sold in 2003 are to existing clients MetLife Bank attracted 4,000 customers in 2003

Continue common platform Restrict recruiting to proven management Tie all levels of management compensation to P&L Leverage our large inforce customer base Leverage our Institutional client base Reduce management infrastructure MetLife Financial Services Efficiency Gains

MetLife Financial Services Focus on the Fundamentals - "They Still Work" Drive performance through key metrics Grow agent population selectively Emphasize Life, DI, then investment products Focus on expense management Intensify discipline in selection and training Increase sales to existing clients

New England Financial

New England Financial Structure Entrepreneurial General Agency System Interdependency between Home Office and Field Pay for Performance Operate within Commission plus Expense allowances Non-distribution functions leveraged through MetLife "shared services"

New England Financial Market Focus: Affluent and Small Business Source: Spectrum Group/NFO Wold Group Affluent Market Research Program 2003E Growth Affluent Market Household Growth Annual Growth Small Business Market Entity Growth Source: Census Bureau/Small Business Admin. U.S. Population Affluent Market Wealth Market Small Business Formation Net Small Business Entity Growth U.S. Population

New England Financial Producer Trends 1996 2003E Agent Count 2,361 3,000 Agent 4-Year Retention 17.6% 21.4% Agent Productivity $31,900 $37,400

New England Financial Decisive Actions Eliminated redundant management structure Reduced Home Office costs by 50% Right-sized number of distribution points from 84 to 70 Key Metrics: Agency Profitability Minimal disruption to business

New England Financial Profitable Growth Modest agent growth Retention 2x industry Productivity 25% above industry Life sales 45 - 50% of mix Continue strong annuity growth

MetLife Independent Distribution

1st Qtr 1997 1998 1999 2000 2001 2002 2003 Independent Distribution Acquire Security First Group for bank distribution Acquire GenAm Annuity distribution to broker/dealers through Cova and life distribution through GenAm Distributors Combine SFG and Cova to form MetLife Investors Combine GenAm distribution and MetLife Investors to form Independent Distribution

Annuities Dramatic increase in sales in all channels, across all products Increased sales power Moved from expense loss to expense contribution Life Steep decline in sales across all products Decline in the number of agents producing at a $25,000 annual rate Reorganization of sales support functions resulted in dramatically lower 2004 budget Long Term Care Recently introduced in a limited number of selling firms Strong interest from all distribution channels Current State

Annuity Sales Power Selling Arrangements and Wholesalers 12/1/2001 12/1/2002 Dec 03E Annuity Wholesalers 41 60 75 Selling Agreements 157 344 449

Annuity Sales Power Appointed Reps 12/1/2001 12/1/2002 Dec 03E Selling Agreements 157 344 450 Appointed Reps 23291 52588 66092

Annuity Sales 2001 2002 2003E 2004P 1776 3288 6400 8000 ($Millions) 2001 Actual - 2004 Plan Annuity Sales CAGR 2001 - 2004E 65%

GenAm Sales Power Agents Selling $25,000 or more 12/1/2001 12/1/2002 Dec 03E Committed Agents 444 616 471

Protection Product Sales 2001A 2002A 2003E 2004P Life 111 100 83 99 LTC 0 0 1 4 DI 0 2 2 2 CAGR 2001 - 2004P -3.8%

Expense Management

Strategy for Achieving Annuity Sales Goals Selling agreement with another national broker/dealer Increase market share with independent broker/dealers Additional penetration of existing relationships. In its 25 largest accounts, MetLife is in the top three firms in 13 Increase coverage and sales power by adding 40 new wholesalers Increase market share in existing distribution organization through the introduction of a new lifetime income solution product Increase sales of fixed annuities

Strategy for Achieving Sales Goals for Protection Products Increase sales power by adding 16 wholesalers during the year Continue the controlled roll-out of LTC Use GenAm life wholesaling capabilities to leverage existing MLI annuity relationships Leverage Walnut Street Securities to increase sale of proprietary products Introduction of new term and VUL products tailored to independent distribution needs Reorganization of life sales support departments, including development of a sales desk function for internal wholesaling

Summary Focused distribution model Untapped potential to leverage relationships in previously uncombined independent channels Expansion of product offering in the independent channels Commitment to profitable distribution Prudent management of risks Tremendous opportunity to continue strong growth

Annuity Guarantees

Account September 2003 Balance % of Total Credited Rate 3% minimum $22.7B 81% 4.11% 4% minimum $4.7B 17% 4.58% Other $0.7B 2% 4.71% Total $28.1M 4.21% Annuities Minimum Guaranteed Interest Rates 1.5% minimum introduced in 45 jurisdictions in September 2003 Implementing Florida and Maryland January 2, 2004 Breakdown of current inforce -- majority at 3% with room to move before hitting guarantees:

9/30/03 9/30/02 Change Total Annuity Account Balance $55,569 $44,465 +25% Total Account Balance with GMDB Provisions $34,988 $27,191 +29% Net Amount at Risk (Death Benefit less Account Balance) $2,198 $4,577 -52% YTD Death Benefits (Pre-Tax) $23.6 $18.2 +30% Annuities Guaranteed Minimum Death Benefit Risk ($Millions)

Annuities GMIB Asset Distribution Total Annuity Account Balance as of 9/30/03: $55,569 ($Millions) Non-GMIB Self-Insured GMIB Reinsured GMIB East 0.88 0.09 0.03

9/30/03 Total Annuity Account Balance $55,569 Total Account Balance with GMIB Provisions $6,366 Policies where GMIB Income Base > Account Balance GMIB Income Base1 $2,044 Account Balance $1,919 Current Net Amount at Risk without Income Offset $125 Income Phase of GMIB Option Monthly Guaranteed Income2 $9,0004 Monthly Current Income provided by Account Balance3 $11,9004 ($Millions) Annuities GMIB Exposure 1 GMIB Income Base (shadow account) = Maximum (6% Rollup, Annual Ratchet) 2 Assuming male age 65 receiving income for life with 10 years certain at GMIB guaranteed rates 3 Assuming male age 65 receiving income for life with 10 years certain rates effective 10/1/03 4 Monthly Income shown in full dollars

Annuities GMIB Product Design to Mitigate Risk If the past is an indication: Over long-term stocks outperform bonds that outperform cash GMIB has a minimum 10 year investment horizon allowing the client to realize "long-term investment returns" Hedge against longevity and low interest rates 7 year setback in age (75 year old becomes a 68 year old) reflected in guaranteed annuity purchase rates GMIB utilizes a 2 1/2% long-term interest rate to provide "life time" income payments Diversified asset allocation models Developed economic capital based upon stochastic modeling of change in market value of liability and held at 4 sigma level

Annuities GMIB Risk Management Hedging needs to address: Fluctuations of investment returns Fluctuations of interest rates Accounting under FAS 133 Embedded policyholder behavior Annuitization election rates Terminations Partial Withdrawals

Annuities GMIB Risk Management Hedging Strategy Initial modeling completed showing economic benefits of hedge strategy: Current pricing supports cost of hedging strategy Provides capital relief Primary focus is on "Delta Hedge" utilizing Index Futures as illustrating most effective economic benefit Implement a daily stochastic valuation at policy level to measure change in liabilities and determine hedging position Strategy to be implemented Q2 2004

Annuities GMDB/GMIB Reserve and Capital Requirements Q1 2004 Implementation of SOP03-1: Q1 GAAP reserve increase is $5M on GMDB and -$2M on GMIB (net of current reserves, DAC offset, and taxes) Q1 impact will not be reflected in Operating Income Ongoing change in GAAP reserves expected to be consistent with pricing assumptions 2004 Implementation of Risk-Based Capital for Variable Products with Guarantees: Currently capitalized based on internal formula (Economic Capital) Economic Capital is on par with current projection of 300% RBC (based upon the current NAIC C-3 Phase II proposals)

Individual Business Financial Review

2000 2001 2002 2003E 2004P Operating Earnings 14181 14255 16200 14230 Target 5192 21600 $14,181 $14,255 $16,200 $19,400 $21,600 Estimated Premiums & Deposits Individual Business Premiums & Deposits ($Millions) CAGR 6.9% Growth 11.3%

2000 2001* 2002 2003E 2004P Operating Earnings 649 680 712 482 Target 174 779 * Represents operating ROE * 2001 excludes losses from September 11 tragedies, business realignment costs and costs associated with establishment of a policyholder liability for New England Financial. $649 $680 $712 $645 - $665 $765 - $795 Estimated Operating Earnings Individual Business Operating Earnings ($Millions) 10.1% 10.7% 11.1% 9.7% - 10.1% 10.9% - 11.3% ROE *

2000* 2001 2002 2003E Closed Block 3596 3550 3340 Open Block 4653 1013 1101 1205 Traditional Life Premiums & Deposits Decline (2.3%) CAGR 0.0% ($Millions) $4,609 $4,651 $4,545 * 2000 represents total Traditional Life. Closed Block established April 2000. $4,651

2000 2001* 2002 2003E Operating Earnings 370 327 390 217 Target 69 * 2001 excludes losses from September 11 tragedies and business realignment costs. $370 $327 $390 $275 - $295 Estimated Operating Earnings Traditional Life Operating Earnings ($Millions)

2000 2001 2002 2003E 1998 2304 2319 2420 Variable & Universal Life Premiums & Deposits Growth 4.4% CAGR 7.7% ($Millions)

2000 2001 2002 2003E General Account 8110 8694 8993 9375 Separate Account 6063 5914 5489 6540 Variable & Universal Life General & Separate Account Liabilities Growth 9.9% ($Millions) CAGR 1.1% $14,608 $14,173 $14,482 $15,915

Variable & Universal Life Interest Spread 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Portfolio Yield 0.0732 0.0729 0.0747 0.0741 0.0723 0.0739 0.0731 0.0725 Crediting Rate 0.0607 0.058 0.0585 0.0577 0.0575 0.0564 0.0557 0.0563 Interest Spread 0.0125 0.0149 0.0162 0.0164 0.0148 0.0175 0.0174 0.0162

2000 2001* 2002 2003E Operating Earnings 94 119 106 59 Target 29 * 2001 excludes losses from September 11 tragedies and business realignment costs. $94 $119 $106 $80 - $95 Estimated Operating Earnings Variable & Universal Life Operating Earnings ($Millions)

2000* 2001 2002 2003E Fixed Annuities 1205 1467 1500 Variable Annuities 5521 4471 6426 9850 Annuities Premiums & Deposits Growth 43.8% CAGR 19.6% ($Millions) $5,676 $7,893 $11,350 * 2000 represents total Annuities. $5,518

2000 2001 2002 2003E General Account 23582 25365 28935 31500 Separate Account 23313 20577 18270 26400 Annuities General & Separate Account Liabilities Growth 22.6% ($Millions) CAGR 0.3% $46,895 $47,205 $45,942 $57,900

Annuities Interest Spread 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Portfolio Yield 0.0728 0.0702 0.0714 0.0709 0.072 0.0664 0.0631 0.065 Crediting Rate 0.0545 0.0509 0.05 0.0481 0.0491 0.0447 0.0436 0.0428 Interest Spread 0.0183 0.0193 0.0214 0.0228 0.0229 0.0217 0.0195 0.0222

Annuities DAC Mean Reversion Rate 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Mean Reversion Rate 0.0875 0.1357 0.1191 0.1247 0.138 0.1467 0.1389 0.1407 0.1158 0.1137 Assumed Growth Rate 0.0875 0.0875 0.0875 0.0875 0.0875 0.0875 0.0875 0.0875 0.0875 0.0875 (48%) 48% 0% (45%) (54%) 36% (14%) 74% 9% S&P Annualized Return

2000 2001* 2002 2003E Operating Earnings 175 190 161 173 Target 69 * 2001 excludes business realignment costs. $175 $190 $161 $230 - $250 Estimated Operating Earnings Annuities Operating Earnings ($Millions)

Individual Business Expense Management 2000 2001 2002 2003 2004 2005 2006 Premiums & Deposits 0 0 0.14 0.37 0.52 0.64 0.76 Policyholder Liabilities 0 0 0.01 0.13 0.23 0.35 0.47 Net Insurance Expenses 0 -0.07 -0.15 -0.04 -0.04 -0.01 0.02

Individual Business Summary 2003 - Earnings challenges, despite strong annuity sales growth. Annuity deposit growth expected to exceed 40% Achieving or exceeding spread targets despite challenging economic environment Continuing expense discipline despite one-time challenges Focus on financial controls and metrics New organizational structure positioned for growth 2004 - Strong earnings and deposit growth. Continue strong annuity deposit growth Increase variable and universal life deposit growth Continue spread and expense discipline 15%+ earnings growth; operating ROE approximately 11%

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Group Insurance Overview

Group Insurance Segments Market Leader in all Market and Product Segments Profitability Dynamics Growth Curve Prospects

Group Insurance Segments Building on Success Unparalleled Distribution Diverse Product Set Multiple Earnings Drivers Flight to Quality

Unparalleled Distribution Group Insurance Segments Segment # Employees # Customers National Accounts 25,000+ 180 Mid & Large Market 1,000 - 25,000 3,300 Small Market < 1,000 42,500 Voluntary Benefits 1,000+ 4,500 As of 9/30/03

Structured Risk Solutions Retirement Income Strategies MetLife Retirement Plans Retirement and Savings* Institutional Business Premiums and Fees $1.2B Assets Under Management $60.3B Operating Earnings $462M * 2002 Data; operating earnings exclude a $20 mm after-tax benefit for the reduction of a previously established liability associated with the 2001 business realignment initiatives.

Employer-Paid Term Life Retiree Coverages Employee-Paid Voluntary Benefits COLI/BOLI Diverse Product Set -- Life Insurance Group Insurance Segments Premiums and Fees $5.2B Assets Under Management $19.8B Operating Earnings $317M

Dental Disability Long Term Care AD&D Legal Diverse Product Set -- Non-Medical Health* Group Insurance Segments Premiums and Fees $3.1B Assets Under Management $5.5B * 2002 Data; operating earnings exclude $17 mm after-tax benefit from the reduction of a previously established liability for losses associated with the 9/11 tragedies. Operating Earnings $204M

Fully Insured - Non-Participating Fully Insured - Participating General Account & Separate Account Spread Based Products ASO Diverse Product Set -- Financial Arrangements Group Insurance Segments

Group Insurance Segments Multiple Earnings Drivers Expenses Underwriting Interest Margins

Group Insurance Segments Flight to Quality The Brand Marketplace Consolidation

Group Insurance Segments 2003-2006 Expected Growth Rates Segment Top Line and Bottom Line Life Segment 4 - 6% NMH Segment 14 - 18% Operating ROE 20 - 22%

Group Life

Basic Group Term Supplemental Term Retiree Life GUL/GVUL COLI/BOLI Broad Portfolio of Group Life Solutions

The Market Leader in Group Life... 2002 MetLife 6512 Prudential 3603 Hartford 1547 Unum 1483 CIGNA 1280 Sun Life 1092 Aetna 1003 Zurich 864 Mass Mutual 819 Fortis 627 Source: AM Best June 2003, includes all products filed as group life including term, GUL, GVUL, COLI, BOLI 23.1% 12.8% 5.5% 3.6% 2.9% 2.2% 4.5% 3.9% 5.3% 3.1% ($ Millions) Inforce Direct Premiums 2002 2002 Category Size: $28.2 Billion

Growth Opportunities for New Business As of 9/30/03

National Accounts Small, Mid & Large Accounts 0.78 0.22 Non-Participating Participating 0.39 0.61 Group Life Business Mix is Diverse Financial Arrangements Market Segments (% of premium and fees) As of 9/30/03

Group Life Persistency To Not only Maintain - but to Grow 97.2% 96.6% 1Q '01 2Q '01 3Q '01 4Q '01 1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q'03 3Q'03

Creating a Powerful Value Proposition Underinsured Gap 1/3 of Americans age 18+ do not own life insurance Of those that do own, 30% have coverage that's less than 1X annual income Current Participation in Supplemental Life Plans Represent Significant Opportunity Help Employers Maximize Usage and Appreciation of Group Life Plans Improve Communication Superior Product and Service Offering Technology

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Mortality 0.952 0.97 0.926 0.937 0.936 0.945 0.944 0.933 0.924 0.932 0.92 0.913 Term Life Incurred Loss Ratio September 30, 2003 YTD 92.2% September 30, 2002 YTD 94.0% With Strong Underwriting Discipline Disciplined risk selection and pricing Experience and expertise * Excludes the impact of the September 11 tragedies in the third quarter of 2001, as well as a fourth quarter 2002 reserve reduction.

Our Product Diversity Provides Additional Strength SA GA East 7 14.4 Total of $21.4 billion at September 30, 2003 Group Life Segments - Assets Under Management Separate Account $7 Billion General Account $14.4 Billion

A Powerful Presence in this Market MetLife is the category leader We are uniquely positioned for steady, profitable growth from multiple areas We have the broadest portfolio and most compelling solutions to offer We have and will grow faster than the market

National Accounts

National Accounts Business Who are we? 180 Clients 25,000+ lives Customer Base $287M core product sales $611M funding solutions 2003E Sales 18 Account Executives Sales Force Size 3 Multi-Customer Units - Based in NJ, IL, & CA 3 Specialty Units - Detroit Division, FEGLI (NJ), and Financial/Actuarial (NJ) Locations

National Accounts Business $3.57 billion in premiums and fees* Federal Employee Group Life Insurance Program 88 of Fortune 100 companies Long term customer relationships - 22+ years on average * Represents 2003E

Premier Relationships National Accounts Business

National Accounts Business Industry Diversification of National Accounts Customers 35 % Manufacturing 16% Transportation, Communications, & Gas and Electric 14% Services 11% Finance, Insurance, & Real Estate 10% Retail Trade 14% Other 35% Heavy 47% Medium 18% Light As of 9/30/03 Manufacturing Transportation Services Finance Retail Other East 0.35 0.16 0.14 0.11 0.1 0.14

National Accounts Business Persistency Growth - New Products - Customer Growth Payroll Deduction / Voluntary Benefits 0 10 20 30 40 50 60 70 80 Years Annual Premium Basic Life Retired Life STD AD & D LTD Dental GVUL VADD & LTC A Fortune 100 Relationship Growing Institutional Relationships

National Accounts Business In 1986, the average Account Executive handled 3 clients In 2003, they handle about 10 clients Gains realized through: Reporting and CRM technology Extensive training Performance management Productivity Gains

National Accounts Business In 1986, the sales objective for NA was 1 new customer per year Today, the sales objective is 6 new customers or significant new product sale to an existing customer per Account Executive per year Corporate National Accounts "Universe" is 400 - this leaves 220 Prospects Sales Objectives 1993 1998 2003E 90 112 180 Number of Customers

National Accounts Business 93% agree/strongly agree that it's easy to do business with MetLife 96% would/definitely would recommend MetLife 93% are satisfied/very satisfied with MetLife Customer Survey Results 2000 2001 2002 2003E East 0.979 0.975 0.97 0.988 Persistency

National Accounts Business Offer more of the products we already have, such as permanent life, group legal and LTC Executive benefits, special funding solutions, etc. Increase participation rates for voluntary and existing programs such as Supplementary Life Leverage the Retirement & Savings, MetLife Bank, non-US capabilities, and Individual Business organization's products and services How does National Accounts continue to grow?

National Accounts Business New products and enhancements that have not yet gone to market Offer more services, such as MyBenefits, Partners for Life, Will Preparation, and MetLife Advice Expand in markets where we have limited presence, but strong success, such as Associations, Affinity Groups, and Buying Coalitions How does National Accounts continue to grow?

National Accounts Business 78 Customers have only 1 product type (e.g. "life") 54 Customers have only 2 product types (e.g. "life" and "disability") Average of 2.4 product types per Customer Average of 5 products per Customer (e.g. Basic Life, GUL, AD&D) How does National Accounts continue to grow?

National Accounts Business Customer Count by Product As of 9/30/03 Basic Life Supplemental Life AD&D Permanent Life Dental STD LTD 114 109 93 68 116 76 75

National Accounts Business Customer Count by Product Basic Life Supplement Life AD&D Permanent Life Dental STD LTD 114 109 93 68 116 76 75 Opportunity Space - Existing Clients

Manufacturing Transportation, Communication and Gas & Electric Services Finance, Insurance & Real Estate Other Retail Trade National Accounts Business 220 Additional Prospects - by Industry As of 9/30/03 Manufacturing Transp., Comm. & Gas & Electric Services Finance, Insurance & Real Estate Retail Trade Other A 0.18 0.08 0.28 0.06 0.3 0.1

National Accounts Business Consistent sales activity to new and existing customers Persistency over 98% National Accounts' share of non-medical insurance dollar Continued efficiency Recognized as premier provider Future of National Accounts 2000 2001 2002 2003E East 0.357 0.388 0.404 0.414 CAGR of 5.13%

National Accounts Business Market leader with increasing share Current environment creating additional awareness and opportunity We have a proven model ...we have an exciting future. Where we are today...

Small, Mid & Large Markets

Small, Mid & Large Markets - Mission To be the premier provider of a broad range of benefit solutions for small, mid and large employers and their employees through: Focused, knowledgeable salespeople and outstanding service capabilities tailored to each market Industry leading products State-of-the-art technology solutions

Small Market - Who Are We? MetLife's Small Business Center (SBC) Clients Served Employers with 2 - 1,000 Employees Customer Base 42,500 Customers 1.4 million Employees Covered Average Group Size - 35 Employees Sales Force 218 Salespeople Locations 27 Sales Offices covering all 50 States 2003E Sales $260 million

Mid & Large Markets - Who Are We? MetLife's Group Regional Operations (GRO) Clients Served Employers with 1,000 - 25,000 Employees Customer Base 3,300 Customers 15 million Employees Covered Average Group Size - 4,550 Sales Force 118 Salespeople Locations 28 Sales Offices covering all 50 States 2003E Sales $600 million

Broad Range of Product Offerings Mid & Large Products Offered Small Market Markets Term Life ? ? Permanent Life ? Supplemental Term Life ? ? Accidental Death & Dismemberment ? ? Dental ? ? Disability (Short Term and Long Term) ? ? Long Term Disability Reserve Buy-Outs ? 401K ? ? Post Retirement Benefits ? Group Auto & Home Pilot ? Long Term Care ? Legal ?

1999 2000 2001 2002 2003E 1678 2185 2526 2694 3092 We Are Big and Growing CAGR 17.0% Includes Life, AD&D, Dental, STD & LTD Premium & Fees Small, Mid & Large Market Premium & Fees ($ Millions)

Industry Diversification Small, Mid & Large Markets As of 9/30/03 Transportation Retail Construction Engineering High Tech Othr Financial Services Schools Healthcare Manufacturing East 0.166 0.047 0.024 0.016 0.053 0.098 0.105 0.125 0.116 0.065 0.185 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Transportation, Utilities & Electrical 16.6% Engineering 1.6% Construction 2.4% Retail 4.7% High Tech 5.3% Other 9.8% Financial Institutions 10.5% Schools & Education 11.6% Services 12.5% Manufacturing 18.5% Healthcare 6.5%

Well Positioned in the Market Place Market Forces Continued Industry Consolidation Intermediaries Looking to Partner with Select Carriers Employers Seeking More Voluntary Offerings and Self- Service Solutions MetLife Leverage Broad Product Portfolio E-Based Service Platforms Strong Intermediary Relationships Brand Financial Strength

As of 9/30/03 Growth Through New Client Opportunities

Growth Through Existing Clients Life Only Dental Only Disability Only 2 Products 3 Products Operating Earnings 25 37.6 9.6 21.9 6 % of Customers with MetLife Products As of 9/30/03

Growth Drivers Small, Mid & Large Markets Enhanced Distribution Power Increasing sales representatives - up 45% since 2000 Rigorous sales training and mentor programs Market expansion into secondary cities Sales compensation and intermediary commission programs based on sales and persistency

Leverage Capabilities with New and Existing Clients Deliver enhanced products and offer existing products down market Offer more self-service solutions Increase participation rates on Voluntary products Customized solutions for specific industries and markets Growth Drivers Small, Mid & Large Markets

Summary Small, Mid & Large Markets Big and growing business Market leader positioned to: Increase distribution power Expand market reach in secondary cities Grow number of products with existing customers Maintain strong persistency Continued double-digit revenue growth

Retirement & Savings

What Is Retirement & Savings? Wealth Accumulation, Income Protection and Risk Solutions Institutional & Individual clients Accumulate assets Assure income streams Control investment and mortality risk Has over 80-year history of working with plan sponsors

What Is Retirement & Savings? $40.2 billion in General Account Assets $26.6 billion in Separate Account Assets 8,700 Plan Sponsors 275,000 defined contribution participants Over 1 million annuitants Note: Amounts as of 9/30/03

Retirement & Savings General Account Growth ($Billions) 2001 2002 2003E Assets 33.5 35.5 41

Retirement & Savings Market Drivers & Targets Market drivers Economic volatility - buyers looking for stable returns Balance sheet strength / ratings Underwriting expertise Communication of risks Targets 50 to 75 bps of interest spread Produces 15% and higher ROEs

Structure Of Retirement & Savings Structured Risk Solutions MetLife Retirement Plans Retirement Income Strategies

Retirement Income Strategies Structured Risk Solutions MetLife Retirement Plans Prems/Deposits 853 7364 1394 New Sales - 2003E $10 Billion 15% 9% 76%

Structure Of Retirement & Savings General Account Assets: $11.2B Note: Assets as of 9/30/03 Structured Risk Solutions MetLife Retirement Plans Retirement Income Strategies

Mission: to be the leader in providing immediate and deferred payout annuities to individuals who are accessed through either their employer or their advisor Product Set: Payout Annuities - Qualified and Non-qualified Deferred Payout Annuities Structured Settlements Retirement Income Strategies

Retirement Income Strategies Growth Opportunities Expanding marketing and sales network Health & welfare intermediaries Banks, national firms and broker/dealers Enhancing strategies for agency sales forces Focusing on increasing sales through the broker channel Expanding relationships with voluntary benefit and health & welfare benefit brokers/consultants Enhancing broker communications and training

Broker Direct East 0.47 0.53 New Clients Existing Clients East 0.13 0.87 Retirement Income Strategies Sales 87% 13% 53% 47%

Structure Of Retirement & Savings General Account Assets: $29.0B Separate Account Assets: $26.6B Note: Assets as of 9/30/03 Structured Risk Solutions MetLife Retirement Plans Retirement Income Strategies

Structured Risk Solutions Mission: to offer clients the opportunity to purchase customized risk transfer and risk management products: Increase benefit plan return Reduce corporations' earnings volatility Solve business problems or concerns

Structured Risk Solutions Product Set Stable Value General Account Guaranteed Interest Contracts (GICs) Separate Account "Met Managed GICs" Trust GICs Funding Agreements Pensions Related Risk Transfer Global GICs

Structured Risk Solutions Growth Opportunities Focus on: Enhancing our existing products and distribution Developing products to address specific market needs Close-outs for partially funded plans Insurance solutions for non-benefit corporate needs Specializing in: Guarantees Funding Agreements Customized Solutions

Structure Of Retirement & Savings General Account Assets: $2.8B Separate Account Assets: $3.2B Note: Assets as of 9/30/03 Structured Risk Solutions MetLife Retirement Plans Retirement Income Strategies

MetLife Retirement Plans Mission: To be recognized as a premier provider of bundled employer-sponsored retirement plan programs for the small and mid-sized markets within 24 months To be the first choice of financial intermediaries when looking for the best retirement plan products and services for their customers

MetLife Retirement Plans Distribution 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 MetLife Retirement Plans: Annual Sales By Source ($Millions) 2001 2002 2003E Agency 75.9 151.2 144.2 GRO/SBC 115.3 209.7 226.6 Direct Brokers 74.6 324.4 235.5 Total 265.8 685.3 638.4

MRP Growth Opportunities Maximize MetLife enterprise's agency sales forces Partner with GRO/SBC sales organizations Tap established broker relationships Incent broker referrals from existing relationships Establish distribution alliances with investment advisors and other market facilitators as appropriate

* Source: U.S. Census Bureau; Cerulli Associates Summary 61.9 million people will reach age 65 by year 2025* MetLife positioned to best fulfill retirement needs Leveraging broad distribution power of individual & institutional sales Full breadth of product offerings for both accumulation and distribution MetLife brand, financial strength and expertise are key attributes

Institutional Financial Review

Institutional Business Premiums & Fees 2000 2001 2002 2003E 2004P 8097 8529 9478 7650 0 0 0 0 2600 10900 CAGR 8.2% Growth 6.3% Note: Includes Other revenues. Estimated Premium & Fees ($Millions)

Institutional Business Operating Earnings Estimated Operating Earnings 2000 2001 2002 2003E 2004P Operating Earnings 699 874 983 743 0 Target 0 0 0 377 1130 ($Millions) * Represents operating ROE * 2001 excludes losses from September 11 tragedies and business realignment costs. * 2002 excludes reduction of a previously established liability related to the business realignment initiatives and disability insurance liability related to the September 11, 2001 tragedies. $1,000 - $1,020 $1,100 - $1,130 ROE* 14.4% 16.9% 20.3% 19.7%-20.1% 19.1%-19.6%

Group Life Premiums and Fees 2000 2001 2002 2003E 4498 4927 5158 4033 0 0 0 1388 CAGR 7.1% Growth 5.1% Note: Includes Other revenues. Estimated Premium & Fees ($Millions)

Group Life Product Structure Participating Non-Participating East 0.61 0.39 For the Nine Months Ending September 30, 2003

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Mortality 0.952 0.97 0.926 0.937 0.936 0.945 0.944 0.933 0.924 0.932 0.92 0.913 Group Life Mortality Ratio * Group Life mortality ratio excludes the impact of the September 11 tragedies in the third quarter of 2001, as well as a fourth quarter 2002 reserve reduction.

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Portfolio Yield 0.0712 0.0689 0.0682 0.0683 0.0658 0.0621 0.0605 0.0607 0.0598 0.0562 0.0557 0.0583 Crediting Rate 0.06 0.0579 0.0519 0.05 0.0481 0.0433 0.0416 0.0416 0.0408 0.0387 0.0372 0.0385 Interest Spread 0.0112 0.011 0.0163 0.0183 0.0177 0.0188 0.0189 0.0191 0.019 0.0175 0.0185 0.0198 Group Life Interest Spread General Account Balances $14.5 Billion at 9/30/03

Group Life Operating Earnings 2000 2001 2002 2003E Operating Earnings 259 317 317 251 Target 0 0 0 90 * 2001 excludes losses from September 11 tragedies and business realignment costs. Estimated Operating Earnings $330 - $350 ($Millions)

Retirement & Savings Premiums & Fees Note: Includes Other revenues. 2000 2001 2002 2003E 1062 788 1176 959 0 0 0 291 CAGR 5.2% Growth 6.3% Estimated Premium & Fees ($Millions)

Retirement & Savings General Account Liabilities 2000 2001 2002 2003E 31982 33502 35548 41000 Growth 15.3% CAGR 5.4% ($Millions)

Retirement & Savings Interest Spread General Account Balances $40.2 Billion at 9/30/03 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Portfolio Yield 0.0836 0.0831 0.08 0.0787 0.0831 0.078 0.0779 0.0733 0.0763 0.0722 0.0737 0.0682 Crediting Rate 0.0725 0.0681 0.0671 0.0666 0.0645 0.0636 0.0621 0.0611 0.0612 0.0605 0.0592 0.0562 Interest Spread 0.0111 0.015 0.0129 0.0121 0.0186 0.0144 0.0158 0.0122 0.0151 0.0117 0.0145 0.012

Retirement & Savings Operating Earnings 2000 2001 2002 2003E Operating Earnings 257 383 462 306 Target 0 0 0 100 $410 - $430 Estimated Operating Earnings * 2001 excludes losses from business realignment costs. * 2002 excludes reduction of a previously established liability related to the Company's business realignment initiatives. ($Millions)

Non-Medical Health & Other Premiums & Fees Note: Includes Other revenues. 2000 2001 2002 2003E 2537 2814 3144 2658 0 0 0 917 CAGR 11.3% Growth 13.7% Estimated Premium & Fees ($Millions)

Non-Medical Health & Other Premium & Fee Breakdown For the Nine Months Ending September 30, 2003 Dental Group Disability LTC Other East 1177 778 321 382 ($Millions)

Non-Medical Health & Other Product Structure Non-Participating Participating ASO Only East 0.74 0.18 0.08 For the Nine Months Ending September 30, 2003

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Morbidity 0.991 0.987 0.946 1.148 1.022 0.972 0.995 0.975 0.977 0.965 0.951 0.998 Non-Medical Health & Other Group Disability Morbidity Ratio * Group Disability morbidity ratio excludes the impact of the establishment of reserves associated with the September 11 tragedies in the third quarter of 2001, as well as a fourth quarter 2002 reserve reduction.

4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Portfolio Yield 0.0815 0.0779 0.0764 0.0787 0.0782 0.08 0.0781 0.0754 0.0741 0.0727 0.066 0.0649 Crediting Rate 0.0586 0.0617 0.0613 0.0615 0.0607 0.0605 0.0587 0.0589 0.0586 0.0552 0.0549 0.0543 Interest Spread 0.0229 0.0162 0.0151 0.0172 0.0175 0.0195 0.0194 0.0165 0.0155 0.0175 0.0111 0.0106 Non-Medical Health & Other Interest Spread General Account Balances $4.6 Billion at 9/30/03

2000 2001 2002 2003E Operating Earnings 183 173 204 186 Target 0 0 0 60 Non-Medical Health & Other Operating Earnings $240 - $255 Estimated Operating Earnings * 2001 excludes losses from September 11 tragedies and business realignment costs. * 2002 excludes reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies. ($Millions)

Summary 2003 was a strong year in the face of challenging economic conditions Growth faster than market place Strong operating performance in all core products driven by favorable underwriting results Low interest rate environment and private equity performance impacting R&S spreads 2004 shaping up to be another strong performance year Strong 2003 sales to aid 2004 earnings Group Life revenue growth faster than the market; earnings will grow slower than revenues due to strong 2003 underwriting results R&S operating earnings expected to grow faster than asset growth in 2004 Non-Medical Health revenue expected to grow 10 - 15% Operating ROE of 19% - 20% overall

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MetLife Bank, N.A.

MetLife Bank, N.A. Use banking products and services to create new enterprise customers and deepen existing relationships Value Proposition Distribution Customers Growth

*Mortgages and home equity lines of credit offered by PHH Mortgage Value Proposition *Mortgages and home equity lines of credit offered by PHH Mortgage To provide safe, smart, and easy to access loans and savings solutions for consumers Product MMA, Savings, CDs, FDIC-Insured Brokerage Sweep Mortgages, Home Equity Lines (third party provider) Price Deposits -- consistent top quartile rates Loans -- strong service and price guarantees Access 24 x 7 Phone, Online/MyBenefits, Mail, Local Advisor Brand Equity Trusted, well known consumer brand

Distribution Individual Business Agents Grew from $7 million run rate in January to $30 million QTD Cross-selling traditional products to bank customers Institutional Voluntary Benefits Employers recognize loans/savings as value-add voluntary benefit Direct to Customer Bank strengthens MetLife's direct-to-consumer acquisition 50% of customers and deposits acquired To leverage MetLife's broad distribution and enhance direct to consumer acquisition

Agents Direct Employees All Average Balance 47000 39000 22000 36000 Average Age 61 54 43 55 Customer Profile To create customers with an ability to buy enterprise products High balances, attractive demographics

Bank Only Bank + Insurance East 0.66 0.34 Cross-Selling Bank products increase MetLife share of wallet Avg. Number of Vs. Policies/Accounts Owned Insurance, Annuities, Funds 3.3 1.7 Bank Products 2.6 1.8 Bank Only 66% Bank + Insurance 34% % Bank customers who own: =

6/1/2002 12/1/2002 3/3/2003 6/3/2003 9/3/2003 2003E 2004P Pilot 120 305 513 695 908 1000 0 0 0 0 0 0 200 2500 Growth Strong deposit inflow 2005 Projected Break Even Deposits ($ millions) Pilot $908 $1,200 $2,500 $695 $513 $305 $120

Summary Leverage MetLife's broad distribution Build direct-to-consumer distribution Attract target customer profile and deposits Create new customers for enterprise cross-sales Achieve profitability in 2005 Objective: create new enterprise customers and deepen existing relationships

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Closing Remarks

Corporate Governance Update As of August, 2004 Board to consist of 14 to 15 members with only 1 insider New York Insurance law requires minimum of 13 members on Board of Metropolitan Life Board meets in executive session during every regularly scheduled board meeting Board meets directly with management on a regular basis without presence of inside directors

Corporate Governance Update Board formally reviews CEO performance annually 50% of all board compensation paid in equity Company will meet, or exceed, all NYSE guidelines, which were recently adopted by the SEC, by January 1, 2004

Equity Ownership CEO must own 7x salary in equity Division President: 4x Senior Executive Vice President: 3x Executive/Senior Vice President: 2x Vice President: 1x

Target Summary Revenue growth of 7% to 8% annually 2004 Operating EPS $3.08 - $3.18 Operating EPS 10% to 15% growth through 2006 Operating ROE improving to 14% by end of 2006 Maintenance of minimum approximate 300 Risk Based Capital ratio in MLIC

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Appendix A Reconciliations of Non-GAAP Financial Information

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at this conference and contained in the written materials provided include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so called non-GAAP measures, including operating earnings, operating earnings per diluted share and operating return on equity ("ROE"). MetLife believes these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses, which can fluctuate significantly from period to period, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings is defined as net income, excluding certain after-tax net investment gains and losses, and the after-tax impact from the cumulative effect of accounting changes. Settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Operating return on equity is calculated by dividing operating earnings as defined above by average equity for the period indicated, excluding accumulated other comprehensive income. 1

Explanatory Note on Non-GAAP Financial Information - Cont'd. For the historical periods presented, reconciliations of the non- GAAP measures used in this presentation to the most directly comparable GAAP measures are included in Appendix A to this presentation and are on the Investor Relations portion of the Company's website (www.metlife.com). Additional information about MetLife's historical financial results is available in the Company's Quarterly Financial Supplements which may be accessed through the Company's Website. The non-GAAP measures used in this presentation should not be viewed as substitutes for the most directly comparable GAAP measures. In this presentation, MetLife provides guidance on its future earnings, earnings per share and return on equity on an operating, non-GAAP basis. A reconciliation of these measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income. 2

Reconciliation of Net Income to Operating Earnings - Total Company 3Q02 3Q03 2000 2001 2002 YTD YTD ($Millions) Total Company Net income Payments to former Canadian policyholders Demutualization costs Surplus tax Investment (gains) / losses Operating earnings Race conscious underwriting Merger of Mexican operations Change in reserve methodology Revision of the estimate of 2002 income taxes New England Financial charge Asbestos related litigation 4th quarter 2001 charges September 11th 2001 tragedies Sales practice liability Operating earnings, as presented $ 1,516 - - - 166 1,682 (92 (40 (22 (36 31 - - - - $ 1,523 $ 1,044 - - - 362 1,406 - - - - - - - - (30 $ 1,376 $ 1,605 - - - 139 1,744 - - - - - 169 (20 (17 (30 $ 1,846 $ 473 - - - 433 906 159 - - - - - 404 208 - $ 1,677 $ 953 327 (145 170 236 1,541 - - - - - - - - - $ 1,541 ) ) ) ) ) ) ) ) ) 3

Reconciliation of Net Income per Share to Operating Earnings per Share - Total Company Total Company Net income available to shareholders Charge for conversion of securities Payments to former Canadian policyholders Demutualization costs Surplus tax Investment (gains) / losses Operating earnings per share Race conscious underwriting Merger of Mexican operations Change in reserve methodology Revision of the estimate of 2002 income taxes New England Financial charge Asbestos related litigation 4th quarter 2001 charges September 11th 2001 tragedies Sales practice liability Operating earnings per share, as presented $ 2.04 0.03 - - - 0.23 2.30 (0.13 (0.05 (0.03 (0.04 0.04 - - - - $ 2.09 $ 1.42 - - - - 0.50 1.92 - - - - - - - - (0.04 $ 1.88 $ 2.20 - - - - 0.19 2.39 - - - - - 0.23 (0.03 (0.02 (0.04 $ 2.53 $ 0.62 - - - - 0.56 1.18 0.21 - - - - - 0.53 0.27 - $ 2.19 $ 1.21 - 0.41 0.22 (0.18 0.30 1.96 - - - - - - - - - $ 1.96 ) ) ) ) ) ) ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 4

Reconciliation of Quarterly Operating Earnings and EPS 1Q03 2Q03 3Q03 ($Millions, except per share data) Total Company Operating earnings Race conscious underwriting Merger of Mexican operations Change in reserve methodology Revision of the estimate of 2002 income taxes New England Financial charge Operating earnings, as presented $ 616 (28 - - (36 - $ 552 $ 620 (64 (40 (22 - - $ 494 $ 446 - - - - - $ 446 Operating earnings per share Race conscious underwriting Merger of Mexican operations Change in reserve methodology Revision of the estimate of 2002 income taxes New England Financial charge Operating earnings per share, as presented $ 0.81 (0.04 - - (0.04 - $ 0.73 $ 0.84 (0.09 (0.05 (0.03 - 0.04 $ 0.71 $ 0.62 - - - - - $ 0.62 ) ) ) ) ) ) ) ) ) ) 5

Return on Equity 3Q03 2000 2001 2002 YTD Total Company Operating return on equity Operating return on equity, as presented 13.2% 12.2% 11.7% 12.7% 6.1% 11.3% 10.5% 10.5% 6

Reconciliation of Net Income to Operating Earnings - Institutional ($Millions) Group Life Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 233 18 251 - - $ 251 $ 108 124 232 - - $ 232 $ 178 139 317 - - $ 317 $ 275 (57 218 1 99 $ 318 $ 180 79 259 - - $ 259 ) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Total Institutional Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 657 86 743 - - $ 743 $ 502 247 749 - - $ 749 $ 798 222 1,020 (20 (17 $ 983 $ 428 (3 425 267 182 $ 874 $ 395 304 699 - - $ 699 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 7

Reconciliation of Net Income to Operating Earnings - Institutional ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Retirement & Savings Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 235 71 306 - - $ 306 $ 258 103 361 - - $ 361 $ 431 51 482 (20 - $ 462 $ 55 64 119 264 - $ 383 $ 71 186 257 - - $ 257 ) Non-Medical Health & Other Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 189 (3 186 - - $ 186 $ 136 20 156 - - $ 156 $ 189 32 221 - (17 $ 204 $ 98 (10 88 2 83 $ 173 $ 144 39 183 - - $ 183 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 8

Reconciliation of Net Income to Operating Earnings - Individual ($Millions) Traditional Life Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies New England Financial charges Operating earnings, as presented $ 215 2 217 - - 2 $ 219 $ 397 (93 304 - - - $ 304 $ 661 (271 390 - - - $ 390 $ 790 (495 295 8 24 - $ 327 $ 552 (182 370 - - - $ 370 ) ) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. ) ) Total Individual Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies New England Financial charges Operating earnings, as presented $ 439 43 482 - - 31 $ 513 $ 482 70 552 - - - $ 552 $ 768 (56 712 - - - $ 712 $ 1,040 (510 530 15 135 - $ 680 $ 788 (139 649 - - - $ 649 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 9

Reconciliation of Net Income to Operating Earnings - Individual ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Variable & Universal Life Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies New England Financial charges Operating earnings, as presented $ 53 6 59 - - 29 $ 88 $ 85 2 87 - - - $ 87 $ 82 24 106 - - - $ 106 $ 88 12 100 7 12 - $ 119 $ 113 (19 94 - - - $ 94 ) Annuities Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges Operating earnings, as presented $ 143 30 173 - $ 173 $ (25 144 119 - $ 119 $ (3 164 161 - $ 161 $ 208 (40 168 22 $ 190 $ 64 111 175 - $ 175 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 10

Reconciliation of Net Income to Operating Earnings - Individual ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Other Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges Operating earnings, as presented $ 28 5 33 - $ 33 $ 25 17 42 - $ 42 $ 28 27 55 - $ 55 $ (46 13 (33 77 $ 44 $ 59 (49 10 - $ 10 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 11

Reconciliation of Net Income to Operating Earnings - Auto & Home ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Total Auto & Home Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 111 3 114 - - $ 114 $ 80 26 106 - - $ 106 $ 121 30 151 - - $ 151 $ 33 11 44 2 4 $ 50 $ 29 13 42 - - $ 42 Auto Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 38 2 40 - - $ 40 $ 44 19 63 - - $ 63 $ 58 22 80 - - $ 80 $ 62 8 70 1 1 $ 72 $ 32 11 43 - - $ 43 3Q02 3Q03 2000 2001 2002 YTD YTD 12

Reconciliation of Net Income to Operating Earnings - Auto & Home ($Millions) Home Net income Investment (gains) / losses Operating earnings 4th quarter 2001 charges September 11th 2001 tragedies Operating earnings, as presented $ 70 1 71 - - $ 71 $ 27 6 33 - - $ 33 $ 57 7 64 - - $ 64 $ (33 2 (31 1 3 $ (27 $ (22 2 (20 - - $ (20) ) ) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Other Net income Investment (gains) / losses Operating earnings $ 3 - $ 3 $ 9 1 $ 10 $ 6 1 $ 7 $ 4 1 $ 5 $ 19 - $ 19 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 13

Reconciliation of Net Income to Operating Earnings ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Total International Net income Payments to former Canadian policyholders Investment (gains) / losses Operating earnings Merger of Mexican operations Change in reserve methodology Operating earnings, as presented $ 177 - (10 167 (40 (22 $ 105 $ 25 - 13 38 - - $ 38 $ 60 - 10 70 - - $ 70 $ 5 - 18 23 - - $ 23 $ (296 327 (17 14 - - $ 14 ) ) ) ) ) Total Reinsurance Net income Investment (gains) / losses Operating earnings September 11th 2001 tragedies Operating earnings, as presented $ 61 (4 57 - $ 57 $ 52 (6 46 - $ 46 $ 60 (5 55 - $ 55 $ 16 6 22 7 $ 29 $ 49 3 52 - $ 52 ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 14

Reconciliation of Net Income to Operating Earnings ($Millions) Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Total Asset Management Net income Investment (gains) / losses Operating earnings $ 17 (7 $ 10 $ 10 3 $ 13 $ 14 2 $ 16 $ 39 (16 $ 23 $ 45 - $ 45 ) ) Corporate, Other & Eliminations Net income Demutualization costs Surplus tax Investment (gains) / losses Operating earnings Race conscious underwriting Revision of the estimate of 2002 income taxes Asbestos related litigation Sales practice liability GenAm litigation Operating earnings, as presented $ 54 - - 55 109 (92 (36 - - - $ (19 $ (107 - - 9 (98 - - - (30 48 $ (80 $ (216 - - (64 (280 - - 169 (30 48 $ (93 $ (1,088 - - 927 (161 159 - - - - $ (2 $ (57 170 (145 72 40 - - - - - $ 40 ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) 3Q02 3Q03 2000 2001 2002 YTD YTD 15

Reconciliation of Premiums, Fees and Other Revenues and Assets Under Management ($Millions) Premiums, Fees and Other Revenues Less: Conning Corporation Less: Nvest Premiums, Fees and Other Revenues, as presented $ 17,780 - - $ 17,780 $ 16,446 - - $ 16,446 $ 22,556 - - $ 22,556 $ 20,607 32 - $ 20,575 $ 20,366 79 522 $ 19,765 Line of business operating earnings for the prior periods are presented to conform with current presentation with regard to the Company's method of allocating capital. Assets under management Less: Conning Corporation Assets under management, as presented $ 336.6 - $ 336.6 $ 290.2 - $ 290.2 $ 299.2 - $ 299.2 $ 301.3 21.5 $ 279.8 ($Billions) $ 282.0 - $ 282.0 3Q02 3Q03 2000 2001 2002 YTD YTD 16

Reconciliation of Operating Expenses and Expense Ratio 3Q03 2000 2001 2002 YTD ($Millions) Total Company Operating expenses Race conscious underwriting New England Financial charge Asbestos related liability 4th quarter 2001 charges Sales practice liability Nvest Conning Corporation Operating expenses, as presented $ 5,587 145 (5 - - - - - $ 5,727 $ 7,342 - - (266 30 45 - - $ 7,151 $ 7,301 (250 - - (288 - - (32 $ 6,731 $ 7,337 - - - - - (472 (88 $ 6,777 ) ) ) ) ) ) ) Expense ratio: Operating expense ratio Operating expense ratio, as presented 31.4% 32.2% 32.6% 31.7% 35.5% 32.7% 37.1% 34.3% The operating expense ratio is calculated by dividing operating expenses by premiums, fees and other revenues. The operating expense ratio, as presented is calculated by dividing operating expenses, as presented by premiums, fee and other revenues, as presented. 17

Robert H. Benmosche
Chairman and Chief Executive Officer
MetLife, Inc.

Robert H. Benmosche is chairman of the board and chief executive officer of MetLife, Inc. and Metropolitan Life Insurance Company, a wholly-owned subsidiary. He was named to this position at Metropolitan Life Insurance Company on July 1, 1998 and to his position at MetLife, Inc. on April 5, 2000.

Benmosche’s strategic vision to position MetLife as a strong competitor in the new financial services marketplace was the impetus behind the insurer’s demutualization and the formation of MetLife, Inc., a public company. MetLife, Inc. is the most widely held stock in North America.

In preparation for becoming a public company, Benmosche was responsible for making changes in corporate culture. He consolidated client service and compliance functions to improve quality standards and achieve greater economies of scale. He also streamlined the decision making process by moving authority closer to the business lines. A new performance management process was implemented that ties employee incentives to results and helps MetLife associates develop skills needed to build and maintain caring customer relationships.

Under Benmosche’s leadership, MetLife has made acquisitions to grow core competencies. These include the 2003 acquisition of John Hancock’s group life insurance business; the 2000 acquisition of GenAmerica Corporation and its subsidiaries; as well as the 1999 purchases of the disability income insurance business of Lincoln National Life Insurance Company and the standard personal lines property and casualty insurance operations of the St. Paul Companies.

Benmosche joined MetLife on September 1, 1995 as an executive vice president to direct the merger with New England Financial. In February 1996 he was named executive vice president in charge of Individual Business. In that position, he was responsible for all product development, marketing and sales efforts focused on MetLife’s individual customers. This included all life products, annuities and mutual funds, and the career agency sales force. On November 1, 1997, he was named president and chief operating officer and a member of the board of directors.

As president and chief operating officer, Benmosche was responsible for the company’s primary lines of business, Individual and Institutional, as well as its International operations. In addition, he oversaw two other units: the business services group, which includes technology and call center operations, and corporate development and services, which includes corporate human resources and facilities and services.

Before joining MetLife, Benmosche was an executive vice president at PaineWebber and a member of the company’s incorporated board of directors. In this position, he was in charge of the firm’s southern division, comprised of 80 branch offices with over 1,500 retail brokers. He also directed the merger of Kidder Peabody into PaineWebber.

Benmosche joined PaineWebber in 1982 from Chase Manhattan Bank. As a senior vice president in marketing in 1984, he was responsible for marketing IRAs, insurance, financial planning, retirement plans and money market funds through the firm’s retail brokerage sales force. In 1986, he was named chief financial officer of PaineWebber’s retail business. The next year, as director of securities operations, he successfully moved the brokerage operation from New York to New Jersey and completed a major reengineering effort.

Two years later he was given added responsibilities for PaineWebber’s technology organization and the facilities and administration organizations. PaineWebber became one of the first firms to implement a state-of-the-art client/server technology platform. In 1992 Benmosche’s responsibilities were further expanded to include human resources.

Benmosche holds a B.A. degree in mathematics from Alfred University. He served as a lieutenant in the United States Army Signal Corps between 1966 and 1968.

He served on the boards of the National Securities Clearing Corporation between 1990 and 1994 and the Chicago Stock Exchange from 1994 through 1995. He is currently on the board of trustees of Alfred University and on the board of directors of Credit Suisse Group and the New York Philharmonic.

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Daniel J. Cavanagh
Executive Vice President
Operations & Technology
MetLife, Inc.

Daniel J. Cavanagh is executive vice president of operations & technology for MetLife. He was appointed executive vice president in March 1999.

In his current role, Cavanagh is in charge of operations & technology, which includes information technology, customer response centers, remittance processing, and Individual Business operations.

Cavanagh joined MetLife in 1957 as an insurance trainee in the industrial insurance department. He advanced through positions of increasing responsibility and, in 1972, became a manager in electronic project development. That same year, he was appointed a member of the company’s administrative personnel group. He was named an assistant vice president in 1973 and a vice president in 1975.

In 1983, he was promoted to senior vice president in charge of information systems. Cavanagh was appointed president of MetLife Auto & Home in 1991, its chief executive officer in 1993, and has served on its board of directors since 1986.

He received his bachelor’s degree in management from St. Francis College and did graduate work at Baruch College.

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Francis M. Donnantuono
Managing Director
Investments
MetLife, Inc.

Francis (Frank) Donnantuono is a managing director and co-head of fixed income and equity in the investments department at MetLife. He was named to this position in July 2000.

In this role, he is responsible for $10 billion of the company’s investments in below investment grade assets and private equity. His most recent initiative has been to combine syndicated bank loans, bridge loans and mezzanine debt into an integrated effort to leverage relationships with investment firms, commercial banks and equity fund sponsors to increase MetLife’s share of asset origination and fee income.

Prior to his current position, Donnantuono was based in London from 1996 to 2000 where he was responsible for managing MetLife’s international investment offices and expanding their investment activities. He has also held other investment management positions at MetLife, including head of public corporate bond trading as well as territorial private placement office head in both California and New York.

Donnantuono joined MetLife in July 1982 and has held various investment related positions in credit analysis, corporate lending and leveraged buyout fund activity.

He holds a B.A. degree in economics from Boston College and an M.B.A. degree from Northwestern University’s Kellogg Graduate School of Management.

He also serves on MetLife’s Corporate Diversity Council.

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Michael K. Farrell
Senior Vice President
MetLife Independent Distribution

Michael K. Farrell is a senior vice president responsible for the Independent Distribution Group at MetLife, which includes the businesses of MetLife Investors Group, GenAmerica Financial and the MetLife broker/dealers. The Independent Distribution Group is designed to grow sales, significantly and profitably, from independent channels with accumulation and protection products. Farrell is also chief executive officer of MetLife Resources, focusing on providing retirement products and services to the non-profit marketplace. He joined MetLife in May 2001 and was named to his current position in July 2003.

Farrell brings a long record of accomplishment and wealth of experience in third party marketing and relationship-development to this position. For example, in the late 1980s Farrell was president of Mutual Benefit Pension Corporation, which distributed retirement products through third parties. During his tenure at Mutual Benefit Pension, Farrell grew annuity assets to $7 billion in a three-year period. In 1990 he started his own business, a third party distributor of retirement plans, and within 2 years had over 2,000 401(k) clients and signed on 600 distributors.

Farrell is a 1975 graduate of Fairleigh Dickenson University and attended the Columbia University School of Management.

Farrell is a past member of the board of directors of Employee Benefit Plans, Inc., former vice president of Mutual Benefit Investment Advisory Corporation and former director, Essex Corporation. He is active in community affairs and among other activities, served as president of St. Vincent’s Home and School Association and was a trustee of Integrity House Drug Abuse Center.

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Shailendra Ghorpade
Chief Executive Officer
MetLife Bank

Shailendra Ghorpade is chief executive officer of MetLife Bank. He was named to this position in July 2001.

As CEO, Ghorpade has overall responsibility for the Bank including strategy and implementation. His background, coupling both marketing and Wall Street experience, has made him uniquely well-suited to managing and growing MetLife Bank, which launched in 2001. Since assuming his current role, Ghorpade has focused on building the banking capability, articulating its value proposition and forming those strategic partnerships within the enterprise to help the Bank leverage resources and expertise in distribution and customer generation, technology, service, finance and investments.

Ghorpade joined MetLife in April 1997 as a vice president in marketing and spent several years in this function. His responsibilities included overall marketing strategy, customer acquisition, multi-cultural markets, advertising, market research and field technology for MetLife Financial Services. Ghorpade also had responsibility for e-business within Individual Business, providing him strong grounding for his current role in developing a largely Internet-based banking capability. He was promoted to senior vice president in 2000.

Before joining MetLife, Ghorpade spent more than 10 years on Wall Street in various roles. Most recently, he was senior vice president at PaineWebber responsible for international equity sales.

Ghorpade holds a Ph.D. from the University of North Carolina at Chapel Hill.

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Craig J. Guiffre
Vice President, Institutional Business
National Accounts
MetLife, Inc.

Craig J. Guiffre is vice president and head of Institutional Business’s National Accounts group. He was appointed to this position in July 2003.

In this role, Guiffre leads the organization focused on the sales and service needs of MetLife’s largest customers, including 88 of the Fortune 100 companies. With a cadre of more than 1,000 MetLife associates, National Accounts is responsible for account management, underwriting, sales, financial, actuarial and service functions for customers with at least 25,000 employees.

Guiffre brings to his role deep experience in relationship management and a unique customer-centric approach. Prior to assuming his current role, Guiffre was chief marketing officer for Institutional Business with responsibility for marketing research and data management, field and customer communications, advertising, sales modeling and compensation, and event planning. In this capacity, Guiffre led the evolution of the value proposition for Institutional Business and was responsible for putting it into practice, a role for which he was especially well suited given his long line experience.

In 1999, Guiffre was head of MetLife’s Detroit Division of National Accounts, with primary responsibility for MetLife’s largest customer, General Motors. Previous to this, he led the GE Division and also spent time responsible for the east coast operations of National Accounts, serving more than 50 large customers. In addition to sales and relationship expertise, Guiffre also has experience in product development, having held a position as officer-in-charge of product development earlier in his career.

Guiffre has a B.S. degree from Lehigh University, and an M.B.A. from Manhattan College. He has served as a member of the Corporate Educational Services Committee of the International Foundation of Employee Benefits. In 2001, he was named one of Business-to-Business Magazine’s Top Ten Marketers.

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J. Kevin Helmintoller
Vice President
Financial Management & Investor Relations
MetLife, Inc.

Kevin Helmintoller is vice president, financial management and investor relations at MetLife. He joined the company in July 2001.

Helmintoller is responsible for the company’s interaction with the Wall Street community, including equity holders, debt holders and research analysts. He also assists in analysis of the company’s financial results and capital allocation decisions.

Immediately before joining MetLife, Helmintoller was vice president of investor relations at Magellan Health Services. In this position, he was initially responsible for moving Magellan’s equity listing from the AMEX to the NYSE. In addition to managing all investor relations activities, Helmintoller also assisted in the transformation of the company to a behavioral health insurance enterprise through a series of capital transactions involving both debt and REIT financed acquisitions, as well as a number of divestitures.

Previously, he worked at AFLAC Inc. in several positions, including international financial reporting and analysis. In these roles, Helmintoller was responsible for both the U.S. GAAP and statutory financial reporting and analysis for all of AFLAC’s non-Japanese international operations. He then moved into an investor relations role, ultimately serving as second vice president, investor relations for AFLAC Inc.

Helmintoller began his career in public accounting with Ernst & Whinney.

He holds a B.S. degree in accounting from Virginia Tech, is a certified public accountant and an associate in insurance accounting and finance.

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C. Robert Henrikson
President
U.S. Insurance and Financial Services businesses
MetLife, Inc.

C. Robert (Rob) Henrikson is president of the U.S. Insurance & Financial Services businesses of MetLife. This includes the company’s Institutional and Individual business units encompassing individual insurance, annuity and financial services, as well as group insurance and retirement and savings business. He assumed his position as head of Institutional Business in January 1996 and was named president of Institutional Business in 1999. In addition, Henrikson is the MetLife, Inc. executive officer designated to oversee MetLife Bank.

During his more than thirty-year tenure with MetLife, Henrikson has held a number of senior positions in the individual, group and pensions businesses. Beginning his career as a sales representative, he held roles of increasing breadth and responsibility, heading up the pensions business, group insurance and retirement and savings businesses, and today, both group and individual businesses at MetLife, representing 90% of total revenues for the company.

Henrikson serves on the boards of various MetLife subsidiaries, including MetLife Auto & Home, MetLife Bank, MetLife Foundation and SSRM Holdings. In addition, he has been actively involved as a thought leader in various industry organizations and initiatives, and has testified at Department of Labor and other agency hearings regarding pension and benefit matters. He has also represented the industry in Congressional hearings regarding the structure and use of certain guaranteed defined contribution bank and insurance products, and has served as a delegate to the National Summit on Retirement Savings.

Henrikson currently serves as a member of the executive committee of the American Benefits Council. In July 1998, he was elected to the board of the Wharton School’s S.S. Huebner Foundation for Insurance Education and currently serves as its chairman.

He currently serves as a member of the CSIS’s Commission on Global Aging and serves on the board of The Ron Brown Award for Corporate Leadership.

Henrikson received his B.A. degree from the University of Pennsylvania and his J.D. degree from Emory University School of Law. In addition, he is a graduate of the Wharton School’s Advanced Management Program.

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Nicholas D. Latrenta
Senior Vice President, Product Development and Management
Institutional Business
MetLife, Inc.

Nicholas (Nick) D. Latrenta is a senior vice president in Institutional Business at MetLife. He was named to this position on October 1, 2000.

In this role, Latrenta is responsible for the management, product development and positioning of MetLife’s group life, disability, dental, long-term care and legal plans’ businesses. In addition, Latrenta heads the strategic planning, marketing and business development functions for Institutional Business and is responsible for legislative activities that impact the business.

Latrenta brings to his current role both depth and a unique breadth of experience across relationship development, product and functions. An attorney by training, Latrenta has held roles in the legal, actuarial and strategic planning departments of MetLife. During his more than 30-year tenure with MetLife, he has held positions in both personal and group insurance, as well as in the pension business.

He has also had responsibility for distribution, being in charge of the Small Business Center, which markets group insurance and related products to small business owners. In 1999 he was named head of MetLife’s International Operations Department with responsibility for MetLife foreign insurance operations in eleven countries.

Latrenta received his B.B.A. degree, summa cum laude, from the College of Insurance in 1974 and his J.D. degree, cum laude, from Seton Hall Law School in 1979.

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Leland C. Launer, Jr.
Executive Vice President and Chief Investment Officer
MetLife, Inc.

Leland C. Launer, Jr., is executive vice president and chief investment officer of MetLife. He was named to this position in July 2003.

As chief investment officer, Launer is responsible for MetLife’s $200+ billion investment portfolio. He reports to Robert H. Benmosche, MetLife’s chairman and chief executive officer, and is a member of MetLife’s executive group.

Launer joined MetLife in 1979 in the investments department in southern California. During his career at the company, Launer has managed virtually every unit in the investments department, including fixed income, the portfolio management unit, investment information and real estate investments. For two years, he also worked in the company’s Individual Business segment where he oversaw and managed strategic initiatives of vital importance to MetLife. After the company completed its initial public offering in 2000, Launer served as treasurer and contributed greatly to the establishment of the company’s capital raising capabilities.

Launer received a B.S. degree in chemistry from the University of Redlands in 1977 and a M.B.A. degree in accounting and finance from the University of Southern California in 1979.

Launer currently serves on the board of directors of Reinsurance Group of America, Inc., of which MetLife beneficially owns approximately 52%. He also serves on the boards of Metropolitan Insurance and Annuity Company, Metropolitan Tower Realty Company, Inc., CRB Company, Inc., CRH Company, Inc., GA Holding Corporation, L/C Development Corporation, N.L. Holding Corporation, SSRM Holdings, Inc., Metropolitan Tower Life Insurance Company and Metropolitan Asset Management Corporation.

# # #

James Lipscomb
Executive Vice President and General Counsel
MetLife, Inc.

James Lipscomb is executive vice president and general counsel of MetLife. He oversees the company’s legal affairs group with responsibility for the operation of the MetLife law department and the corporate secretary’s office.

Lipscomb most recently served as senior vice president and deputy general counsel. He joined MetLife in 1972 as an attorney. Prior to returning to the law department in July 2001, he was president and chief executive officer of Conning Corporation, a former MetLife subsidiary.

During his career at MetLife, Lipscomb has held several positions including head of the law department’s real estate investment section, vice president in the strategic research group, head of real estate investments mortgage loan portfolio and head of corporate planning and strategy.

His legal career with MetLife started when he joined the company as an attorney, eventually being named vice president and associate general counsel in 1987 after a series of promotions.

Throughout this legal career, Lipscomb held leadership positions in various local, state and national legal organizations, including The Association of the Bar of the City of New York, The American College of Real Estate Lawyers, The American Bar Association and The State Bar of California.

Lipscomb received a B.A. degree from Howard University in 1969, a J.D. degree from Columbia University Law School in 1972 and a L.L.M. (Corporations) degree from New York University in 1977. He is a member of the state bar in New York and California and the federal bar in the Northern District of California, the Southern District of New York and the Second Circuit.

His civic affiliations include serving as a vice chair of the Citizens Budget Commission of New York, chairman of the board of directors of Citizens Housing and Planning Council of New York and director on the advisory committee of Neighborhood Housing Services of New York. Lipscomb serves as a member of the board of directors of several MetLife subsidiaries – GenAmerica Financial, Security Equity Life Insurance Company of New York and MetLife Foundation.

# # #

Eileen McDonnell
President
New England Financial

Eileen McDonnell is president of New England Financial, a MetLife Individual Business distribution franchise. She was promoted to this position in August 2003, having most recently served as senior vice president of Individual Business development at MetLife. In this role, McDonnell was responsible for shared services across the MetLife, New England Financial and GenAmerica Financial distribution systems, including field recruiting and training, field compensation, expense management and strategic planning.

With almost twenty years of experience in the financial services industry, McDonnell demonstrates a successful track record of solid growth in producer recruiting, productivity and retention. She has proven her leadership while directing prior organizations in the individual marketplace. Most recently at Guardian, McDonnell successfully introduced the “Advanced Marketing Firm Model,” and also grew revenue by 25% and net sales power by 10% in each of her first two years. She also oversaw the management of Innovative Underwriters, the company’s recently acquired risk brokerage unit, Park Avenue Securities, LLC, a broker-dealer, and Guardian’s Trust Company, becoming the first woman ever elected to this position.

Prior to her tenure with Guardian, she spent over eight years directing the strategic marketing, northeast operations, and finance and planning organizations at The Equitable Companies.

McDonnell earned a B.A. degree in mathematics and computer science from Molloy College and an M.B.A. from Adelphi University. She is a registered representative of the National Association of Securities Dealers and serves on the board of trustees of Molloy College and several MetLife and New England Financial company boards. Crain’s New York Business recently named her as one of “New York’s Rising Stars — 40 Under 40.”

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Hugh C. McHaffie
Senior Vice President, Product Management
Individual Business
MetLife, Inc.

Hugh C. McHaffie is senior vice president, product management for MetLife’s Individual Business segment.

In this role, McHaffie is responsible for individual life and annuity product development and management for MetLife Inc., which distributes its products through multiple distribution brands including MetLife Financial Services, MetLife Resources, New England Financial, GenAmerica Financial and MetLife Investors Group. MetLife is a significant distributor of life insurance and annuities in the United States with both product lines ranking in the top 5 as measured by premium production.

Prior to joining MetLife in 1999, McHaffie was vice president, product management for Manulife North America, where he was responsible for product development of the Venture Series of variable annuities from 1990 through mid-1999.

McHaffie received a B.A. degree from the University of Toronto and is a member of the Society of Actuaries and the American Academy of Actuaries.

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Maria Morris
Senior Vice President
Institutional Business
MetLife, Inc.

Maria Morris is senior vice president, Institutional Business and head of MetLife’s Small Business Center, group regional operations and voluntary benefits sales, responsible for the delivery of risk-based and investment-based products and services to businesses employing two to 25,000 employees. She was appointed to this position in July 2003.

Morris is also responsible for the individual disability insurance business, which has grown from 20th to 5th in its marketplace over the last 8 years.

Morris has extensive experience in group life and health insurance, administrative services, and pension programs. She has significant depth of skill in product areas, having headed both MetLife’s dental and disability businesses. Complementing these skills, her previous positions include: supervising the group administration for National Fortune 250 companies; training MetLife’s group sales forces; and developing marketing and operational strategies to support managed medical care programs. A strong leader, Morris spearheaded MetLife’s effort to develop the service platform for The Travelers’ dental, vision, and life business, which was acquired in 1995.

Morris has a B.A. degree in psychology with a business minor, magna cum laude and phi beta kappa, from Franklin and Marshall College and graduate business courses from New York University. She is a selected member of the YWCA Academy of Women Achievers and is a board member of both the Optimist Club and the All Stars Project, which are non-profit organizations focused on developing young people.

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Stewart G. Nagler
Vice Chairman
MetLife, Inc.

Stewart G. Nagler is vice chairman of the board of MetLife, Inc. Reporting to Chairman & Chief Executive Officer Robert H. Benmosche, Nagler has responsibility for MetLife Auto & Home and Reinsurance Group of America, Inc. He also is a member of MetLife’s executive group.

Most recently, Nagler served as chief financial officer of MetLife from 1993 to 2003 and oversaw all financial management matters for the company. During the course of his 40-year career at MetLife, Nagler has played an important role in shaping the company.

Nagler joined MetLife in 1963 as an assistant actuarial analyst and became an officer of the company in 1969. In 1978, he was appointed senior vice president and head of the company’s pensions department. In 1983, he was promoted to executive vice president and in 1986 to senior executive vice president.

He received a bachelor’s degree in mathematics from Polytechnic University in New York.

Nagler is a fellow of the Society of Actuaries and past chairman of its pension committee. He is also a member of the American Academy of Actuaries and a past member of its board of directors.

Nagler is a member of the board of directors of MetLife, Inc. and chairman of the board of directors of Reinsurance Group of America, Inc., of which MetLife beneficially owns approximately 52%. In addition, he also serves as chairman of the board of Polytechnic University of New York and is a trustee of the Boys and Girls Club of America.

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Catherine A. Rein
President and Chief Executive Officer
MetLife Auto & Home

Catherine A. Rein is president and chief executive officer of MetLife Auto & Home, the personal lines casualty subsidiary of Metropolitan Life Insurance Company. She was appointed to this position in 1999. She also is a member of MetLife’s executive group.

Rein joined MetLife in 1985 as vice president in charge of the human resources department. She was named a senior vice president in 1988 in charge of various MetLife staff functions, including human resources, information technology, facilities and services, public affairs and government relations, planning, and mergers and acquisitions in 1989. She was appointed senior executive vice president in charge of the MetLife business services group in February 1998.

Before joining MetLife, she served as vice president and general counsel for The Continental Group, Inc. Prior to that, she was associated with the New York City law firm of Dewey, Ballantine, Bushby, Palmer & Wood.

Rein received a B.A. degree from Pennsylvania State University in 1965 and a J.D. degree from New York University in 1968.

Rein chairs the MetLife Foundation. In addition, she serves on the board of directors of New England Financial, The Bank of New York, Inc., First Energy Corporation and is director emeritus of Corning, Inc. and the National Association of Independent Insurers.

Rein is a member of the board of trustees of New York University Law Center Foundation. She is also a member of the American Bar Association, the New York State Bar Association and the Association of the Bar of the City of New York.

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Edward T. Reynolds
Senior Vice President
Individual Business
MetLife Financial Services

Edward T. Reynolds is senior vice president in charge of MetLife Financial Services for Individual Business. He was named to this position on June 17, 2003.

In this role, he is responsible for the MetLife sales force.

Reynolds brings a wealth of experience to this role, including senior responsibility for group, pension and individual life insurance sales at Mutual Benefit Life, as well as a number of significant roles in the group business, including head of operations for the employee benefit division at Standard Insurance Company, the primary business unit at Standard.

Since joining MetLife in 1995, Reynolds led the tremendous growth of the Small Business Center organization, growing sales at a compounded annual growth rate of 38%. In addition to sales successes, Reynolds led the acquisition and integration of the Lincoln National individual disability income business, the AllAmerica individual disability income block and most recently, the Business Men Assurance Company of America group business.

He is past chair of Good Will Industries of Portland, Oregon, the nation’s largest affiliate of Good Will. Reynolds also served on the board of directors for the Oregon Symphony.

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John E. Rutecki
Vice President
Career Agency Distribution
MetLife Auto & Home

John Rutecki is vice president, career agency distribution for MetLife Auto & Home. He was appointed to this position in July 2001.

In this role, Rutecki is responsible for the growth and profit of the career agency channel at MetLife Auto & Home, supervising the activities of approximately 2,000 employee agents, sales managers and underwriting personnel.

Rutecki joined MetLife Auto & Home in 1988, where he was instrumental in developing its employee-agent distribution system, the property and casualty specialist organization. In 1993, he was appointed chief marketing officer and spearheaded numerous growth initiatives that helped propel the company to its current $2.8 billion in annual premium revenue.

He began his insurance career in 1978 as an Allstate agent in Bremerton, Washington. He was promoted to sales manager in 1980 and, thereafter, held a variety of field and home office management positions.

Rutecki is a graduate of Tufts University, a member of the Society of Certified Insurance Counselors and holds a Chartered Life Underwriter (CLU) designation.

He is an active participant with the National Association of Independent Insurers and has served as chairman of the NAII Executive Marketing Committee.

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Timothy L. Schmidt
Managing Director
Investments
MetLife, Inc.

Timothy Schmidt is a managing director and head of the portfolio management unit of the investments department of MetLife.

In this role, he is responsible for the general account portfolio management, capital markets, third party asset management, market strategy and portfolio income and margin analysis groups.

Schmidt joined MetLife in June 1983 as a private placements analyst in the department’s Chicago operations. Following rotations in California and in the real estate investments area, Schmidt joined the portfolio strategies group in 1991. From 1993 to 1994, he oversaw MetLife’s securities accounting and investment technologies operations. Prior to assuming his current position, Schmidt was head of the structured finance and government securities units of the fixed income investments department of MetLife.

Schmidt received a B.A. degree in accounting and economics from Augustana College and a M.M. degree from Northwestern University’s Kellogg Graduate School of Management in 1983.

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Eric T. Steigerwalt
Senior Vice President, Finance
Individual Business Financial Management
MetLife, Inc.

Eric Steigerwalt is senior vice president, financial management for MetLife’s Individual Business segment. He was appointed to this position in May 2003. In this role, he is in charge of expense management, mergers and acquisitions, and strategic planning for the company’s retail life insurance operations.

Prior to his current role, Steigerwalt was in charge of investor relations for MetLife and was heavily involved in the company’s initial public offering. Prior to MetLife’s IPO, he managed many of the operational aspects of MetLife’s demutualization and coordinated financial management initiatives in preparation for public company financial reporting.

Steigerwalt is uniquely suited to his current role in finance, bringing not only public company experience, but a depth of sophisticated finance and financial instrument expertise. He began his career with Fossett Corporation, a Chicago-based investment firm, in 1985 and throughout his career, has been a derivatives firm trader, as well as options specialist on the New York and American Stock Exchanges. Prior to joining MetLife, he spent five years as vice president, investor relations at The Equitable Companies.

He received a B.A. in economics, cum laude, from Drew University and studied finance at New York University’s Stern School of Business.

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Presley F. Surratt
Senior Vice President, Institutional Business
Retirement & Savings
MetLife, Inc.

Presley Surratt is senior vice president, Institutional Business and head of Retirement & Savings (R&S) at MetLife. He was named to this position in June 2003.

As head of this business, Surratt is responsible for the development, distribution and administration of the suite of products available to both the institutional and individual marketplace, including defined benefit and contribution plans, income annuities and other retirement and savings solutions.

Prior to assuming this role, Surratt spent a number of years as head of Institutional Business’s National Accounts operations. In this role he was responsible for delivering the range of MetLife products and services to customers with over 25,000 employees. Surratt’s experience in National Accounts afforded him strong relationship management skills and deep insight into customers’ employee benefit needs and emerging trends, including needs for both group insurance products and retirement products. Prior to becoming head of the department, he was the vice president in charge of one of MetLife’s most important relationships, General Motors.

Surratt also brings unique experience as an actuary to the management team of U.S. Insurance and Financial Services. After joining MetLife in 1979 as an actuarial student in the group insurance actuarial department, Surratt advanced through positions of increasing responsibility becoming in 1984, a fellow of the Society of Actuaries. He has important experience in pricing risk for both pensions and group insurance liabilities.

Surratt received B.S. degrees in mathematics and political science from Arizona State University in 1978, where he also received the Charles Wexler prize as outstanding mathematics undergraduate.

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Charles E. Symington
Senior Vice President
Investments
MetLife, Inc.

Charles Symington is senior vice president, investments at MetLife. He was named to this position in June 2000.

In 2004, Symington will become chief financial officer of MetLife International.

Currently, Symington is responsible for MetLife’s international investment activity, which comprises over $30 billion of investments outside of the United States. MetLife’s international investments are managed primarily from offices in London, Santiago and Morristown, N.J. and include a wide range of investments from fixed income to private equities.

Symington joined MetLife’s investment department in 1981 and has been involved in a number of investment areas. In 1992, Symington opened MetLife’s first international investment office in London and, in 1996, returned to New York to run MetLife’s equity department. Symington returned to London in 2000 with responsibility for all of MetLife’s international investment activities.

Symington received a B.A. in economics and an M.B.A. in finance from the University of Rochester. He serves on a number of MetLife-related boards.

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Stanley J. Talbi
Senior Vice President, Finance
U.S. Insurance and Financial Services businesses
MetLife, Inc.

Stanley J. Talbi is senior vice president responsible for finance for MetLife’s U.S. Insurance and Financial Services businesses, which includes the company’s Institutional and Individual Business segments. He was appointed to this position in August 2002.

Talbi brings a long record of accomplishment and experience to this role, having held positions as controller and chief financial officer within several of MetLife’s businesses during his more than 20-year tenure. During this time, he had responsibility for and gained expertise in a number of functions including internal business controls, financial planning, asset/liability management and underwriting performance analysis.

Talbi also spent a number of years as an actuary at MetLife, responsible for capital and risk management, reinsurance, pricing and dividend policies, actuarial practice standards, valuation of liabilities, and compliance with various laws and regulations, such as those related to equity among policyholders and dividend illustrations. During his tenure, Talbi held the position as chief actuary for MetLife. Complementing these skills, Talbi has also held positions in compliance, mergers and acquisitions, and international reinsurance and business development.

Talbi received a B.A. degree in mathematics from Queens College in 1974 with membership in the Phi Beta Kappa Society. He became a fellow of the Society of Actuaries in 1977 and is a member of the American Academy of Actuaries and the Actuaries Club of New York.

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William J. Toppeta
President
MetLife International

William J. Toppeta is president of MetLife International. He was named to this position on July 1, 2001. In this role, he is responsible for the company’s insurance and employee benefits businesses outside the United States. Toppeta is also a member of MetLife’s executive group, which he joined in 1997.

Under Toppeta’s leadership, MetLife International has successfully expanded its operations into emerging markets with significant demand for insurance. In 2001, MetLife entered the Chilean insurance market with the acquisition of Seguros de Vida Santander and Soince Reinsurance Company, now known as MetLife Chile. Toppeta also led MetLife’s growth in Asia, building its operations in Korea and Taiwan, as well as inaugurating MetLife India in 2002. In 2003, MetLife announced its agreement to form a joint venture company with Capital Airports Holding Company of Beijing to sell life insurance in China.

As principal architect of MetLife’s acquisition and integration of Aseguradora Hidalgo S.A., Toppeta has been instrumental in the creation of MetLife Mexico, the largest life insurer in that country.

In 2002, his first full year as president, Toppeta grew International’s operating revenues from $1.2 billion to $2.1 billion and its operating earnings from $32 million to $94 million. He continues to lead MetLife International to build its business organically and through opportunistic acquisitions with specific focus on Latin America, Asia and Europe.

Prior to assuming his current role, Toppeta held a series of leadership positions at MetLife. In 1999, Toppeta was appointed MetLife’s president of client services and the company’s chief administrative officer (CAO), with responsibility for customer service, operations and systems. Prior to his position as CAO, Toppeta was head of the U.S. Individual Business segment. This came after he assumed responsibility for the U.S. career agency force in 1996. In 1995, he was appointed senior vice president to lead MetLife’s corporate reengineering department.

He was named vice president and deputy general manager of MetLife’s Canadian operations in 1992 and, in 1993, became president and chief executive officer of the Canadian operations of Metropolitan Life Insurance Company.

In 1983, Toppeta was appointed vice president and head of the law department’s litigation section, and later assumed responsibility for the department’s employee and union relations section.

Six years after joining MetLife’s law department, Toppeta became the executive assistant to Richard R. Shinn, who was MetLife’s president at the time, and was appointed assistant vice president in the office of the president in 1979. He began his career at MetLife in 1973 as an attorney in the law department.

Toppeta received a B.A. degree from Fordham College in 1970, a J.D. degree from New York University School of Law in 1973, and a LL.M degree from New York University School of Law in 1977. He is an attorney and counselor at law in the state of New York, as well as a general securities principal and a chartered life underwriter.

He is a member of the board of overseers of Fordham College and a director of the Tri-State United Way. He also serves as a director of MetLife Foundation and MetLife Auto & Home.

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Anthony F. Trani
Vice President, Group Life Products
Institutional Business
MetLife, Inc.

Anthony F. Trani is vice president, group life products in the Institutional Business segment of MetLife. He was named to this position on June 17, 2003. In this role, Trani is responsible for the group life insurance businesses of MetLife, including product development, management and financial implications for this line.

In addition, Trani has served since August 1, 2000 as president and chief executive officer of Paragon Life Insurance Company, a wholly-owned subsidiary of MetLife. In this capacity, he has responsibility over sales, underwriting, service, client relations and profitability for Paragon Life.

Prior to his current assignment, Trani had overall responsibility for leveraging the strengths and competencies of MetLife in the institutional marketplace. His focus was to utilize MetLife’s individual financial solutions and competencies, and add value to employee benefit programs and their administration.

Trani joined MetLife in 1970 as a budget analyst in the accounting and auditing department. In 1988, Trani was appointed vice president in charge of the newly formed group property and casualty department. In 1994, he was appointed head of the strategic business and market management division, where he had overall responsibilities for a number of strategic business units, including specialized benefit resources (executive life products), group term and universal life product management, group property and casualty, and group dental and vision care product management. With the formation of the Institutional Business segment, Trani assumed responsibility as the chief marketing officer.

Trani earned a B.B.A. degree in accounting and business management from Bernard M. Baruch College of the City University of New York in 1973. He has attended a number of executive development programs, including the University of Michigan Business School for Strategic Marketing Planning.

He is an alumnus of the Somerset County Chamber of Commerce and a former board member of Inroads of Central New Jersey. Currently, he serves as a board member of Hyatt Legal Plans, Inc. and Paragon Life Insurance Company.

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Michael C. Walsh
Vice President
MetLife Auto & Home

Michael C. Walsh is a vice president in MetLife Auto & Home, the personal lines casualty subsidiary of Metropolitan Life Insurance Company. He was appointed to this position in 1999.

In this role, Walsh oversees the achievement of the financial results of MetLife Auto & Home. He is responsible for the company’s investments, tax, planning, reserving and market strategies functions.

Walsh joined MetLife Auto & Home in 1988 as a director in the actuarial department with responsibility for pricing 65% of the premium volume. Over the course of his career with MetLife Auto & Home, he has taken on increasing responsibilities within the company, including heading up the homeowners task force in the mid-1990s.

He has also helped kick off the effort to improve customer retention, launched the integrated marketing distribution source and turned around the non-standard auto program. He was promoted to assistant vice president in 1994.

Prior to joining MetLife, Walsh spent the first 12 years of his career in the actuarial department at State Farm.

Walsh received a B.S. degree in mathematics from St. Michael’s College.

He became a fellow in the Casualty Actuarial Society in 1987 and has been a member of the American Academy of Actuaries since 1984.

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Lisa M. Weber
Senior Executive Vice President and Chief Administrative Officer
MetLife, Inc.

Lisa M. Weber is senior executive vice president and chief administrative officer of MetLife, Inc. and a member of the company’s executive group that sets the strategic direction of the enterprise.

Weber leads MetLife’s worldwide brand initiatives and human resources, corporate ethics & compliance, and audit functions. In addition, she oversees the company’s philanthropic efforts through MetLife Foundation. Since joining the company in 1998, Weber has implemented a number of strategic initiatives and programs that have improved the performance of the organization, transformed the culture of MetLife and reinforced the company’s commitment to delivering results for both its customers and shareholders.

To strengthen the company’s position and reputation, Weber has enhanced the MetLife brand in the global marketplace and has set the direction for all aspects of the company’s communications programs, including advertising and public relations.

Weber led the transformation of human resources as a strategic business imperative – a critical step in MetLife’s conversion from a mutual insurance company to one of the largest publicly-traded companies in the world. This significant overhaul of the company’s practices and procedures included implementing a performance management program and equity-based compensation that directly ties pay to performance. These actions have allowed MetLife to retain its best performers, attract top talent, build a strong bench for the future and embed a sense of risk and reward in its culture.

In 2002, Weber assumed oversight of MetLife’s corporate ethics and compliance areas, which are responsible for matters from licensing and registration to enterprise sales and marketing practices. MetLife has distinguished itself as an industry leader in this challenging arena.

Integral to preserving the financial strength of MetLife is the company’s auditing function, which was placed under Weber’s direction in 2003. In this role, she manages the team that assesses the effectiveness of the company’s internal control environment for the board’s audit committee and for senior management.

In addition, as the head of MetLife’s corporate services department, Weber is also responsible for a number of areas, including company-owned and occupied real estate and corporate security and safety.

Weber joined MetLife as senior vice president. A veteran across the securities, banking and insurance industries, Weber has a broad perspective having directed diverse human resources practices and strategies at PaineWebber, Merrill Lynch and Manufacturers Hanover prior to joining MetLife.

Elected to Phi Beta Kappa, Weber holds a B.A. degree from the State University of New York at Stony Brook.

Weber is a member of the board of directors of several MetLife subsidiaries, including New England Financial, General American Financial, and State Street Research. In addition, she is a member of the board of directors of Reinsurance Group of America, Inc., of which MetLife beneficially owns approximately 52%. She also serves on MetLife’s employee benefits committee, which reports to the company’s board of directors. She is a director of the MetLife Foundation and a member of Rutgers Executive Advisory Committee.

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William J. Wheeler
Executive Vice President and Chief Financial Officer
MetLife, Inc.

William J. Wheeler is executive vice president and chief financial officer of MetLife, Inc. and Metropolitan Life Insurance Company, a wholly-owned subsidiary. He was named to this position in December 2003. Wheeler also is a member of MetLife’s executive group.

As chief financial officer, Wheeler is responsible for overseeing all financial management matters for the company. This includes financial reporting, treasury, corporate actuarial, risk management, strategic planning, tax, investor relations and mergers and acquisitions. Wheeler joined the company in 1997 as the treasurer of Metropolitan Life Insurance Company. As treasurer, he helped prepare MetLife to become a public company and oversaw certain aspects of the demutualization, the development of investor relations and shareholder services organizations, and management of the initial public offering process and related transactions.

After MetLife’s IPO in 2000, Wheeler became the chief financial officer of the company’s Institutional Business in June 2000. In this role, he oversaw the financial reporting and planning, as well as expense management, for the company’s Institutional Business segment. In August 2002, Wheeler transferred to Individual Business, where he oversaw product management, marketing and business development activities in that division.

Before joining MetLife, Wheeler was an investment banker for ten years at Donaldson, Lufkin & Jenrette. During his career at DLJ he managed a variety of transactions, including equity and debt financings, mergers and acquisitions, leveraged buyouts, financial advisory and restructurings in a number of different industries, including the insurance industry.

Wheeler holds an M.B.A. from Harvard Business School. He also received an A.B. in English, magna cum laude, and was awarded Phi Beta Kappa from Wabash College.

He is a member of Wabash College’s board of trustees and serves on the board of directors of LIMRA.

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